Exhibit 10.1



                          E D & F MAN INTERNATIONAL INC

                              NEW ACCOUNT DOCUMENTS





















 Two World Financial Center, 27th Floor      One Financial Place, 20th Floor
        New York, NY 10281-2700            440 South LaSalle Street, Chicago,
                                                        IL 60605
             (212) 566-9000                          (312) 663-7500

                                  INTRODUCTION






To Whom It May Concern:

We endeavor to make opening an account easy, however, the contractual relationship between the parties and U.S. regulatory requirements make the new account documentation rather imposing. We have simplified the process by presenting the documents in two booklets; new account documents and generic disclosure statements required by various rules and regulations. In reviewing the documents, please note there may be instances where you have a choice of documents to complete (e.g. Corporate Certificate/Partnership Authorization), or an option as to whether to complete a form.

After your review and signatures, the completed new account documents and tear strip from the disclosure booklet should be returned to E D & F Man International Inc.

Pursuant to NFA Rule 2-30, Customer Information and Risk Disclosure, we are required to obtain certain background and financial information about our clients. Please note that we treat this information as confidential, and it will not be disclosed to anyone outside of this Company.

We thank you for selecting E D & F Man International Inc, and if you have any questions in completing the forms, please contact your account opening specialist at 1-800-775-0029 ext. 9005.



                                                   Thank you,


                                                   E D & F MAN INTERNATIONAL INC

                                TABLE OF CONTENTS



     DOCUMENT                                                               PAGE


A.    General

      |_|   New Account Worksheet                                           C-1

      |_|   Supplemental Information                                        C-2

      |_|   Customer Agreement                                              C-3

      |_|   Authorization to Transfer Funds                                 C-7

      |_|   Permission to Take Other Side                                   C-7

      |_|   Arbitration Agreement                                           C-8

      |_|   Corporate Certificate/Partnership Authorization                 C-9

      |_|   Confidential Net Worth Statement                                C-10


B.    Tax Notice and Forms

      |_|   Request for Taxpayer Identification Number and
            Certification (Form W-9)                                        T-1

      |_|   Certificate of Foreign Status (Form W-8)                        T-2

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                                                        NEW ACCOUNT WORKSHEET
                                                    Customer Account Application
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
                                                   Check Type of Account Requested
|_|  Individual     |_|  Joint Ownership     |_|  Corporate     |_|  Partnership - GP  LP     |_|  Trust   |_|  Pension Plan
|_|  Other ________________
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                                                         GENERAL INFORMATION
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Customer's Name:                                           Social Security #:/Tax I.D. #:
                  ----------------------------------                                     ------------------------------------------
Spouse's Name:                                             # of Dependents:
                ------------------------------------                        -------------------------------------------------------
Address:                                                   Customer's Date of Birth:
          ------------------------------------------                                  ---------------------------------------------
City:                                                      Telephone #:
       ---------------------------------------------                    -----------------------------------------------------------
State:                            Zip:                     Fax #:
        ---------------------           ------------               ----------------------------------------------------------------

Address for account statements if different than above:
                                                           ------------------------------------------------------------------------

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                                       EMPLOYMENT INFORMATION (for individual/joint ownership)
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Employer's Name:                                           Nature of Business:
                  ----------------------------------                           ----------------------------------------------------
Employer's Address:                                        Years There:
                     -------------------------------                      ---------------------------------------------------------
Telephone #:                                               Position Held:
              --------------------------------------                      ---------------------------------------------------------

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                                                        FINANCIAL INFORMATION
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BANKING RELATIONSHIPS:  (Attach copy of most recent financial statement and Confidential Net Worth Statement)

1.     Name of Bank:                                       Address:
                      ---------------------------------              --------------------------------------------------------------
       Bank Contact:                                       Telephone #:
                      ---------------------------------                  ----------------------------------------------------------
       Type of Account:                                    Account #:
                         ------------------------------                ------------------------------------------------------------
2.     Name of Bank:                                       Address:
                      ---------------------------------              --------------------------------------------------------------
       Bank Contact:                                       Telephone #:
                      ---------------------------------                  ----------------------------------------------------------
       Type of Account:                                    Account #:
                       --------------------------------                ------------------------------------------------------------

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                                                    COMMODITY TRADING INFORMATION
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Have you previously traded futures/options?       |_|  Yes |_|  No
(If yes, indicate brokerage houses previously or currently used):

Name:  ________________________________________   Location:  ________________________________________   |_| Active  |_|  Inactive

Are you registered with the Commodity Futures Trading Commission/National Futures Association?     |_|  Yes     |_|  No

If yes, so indicate: |_|  FCM    |_|  CPO    |_|  CTA   |_|  IB    |_|  Other
                                                                               ----------------------------------------------------

Are you a member of any commodity futures exchange?          |_|  Yes     |_|  No

If yes, name of exchange(s):
                            -------------------------------------------------------------------------------------------------------

Have you ever been the subject of or initiated litigation, arbitration or any other type of dispute or settlement procedure with another broker or dealer?

|_|  Yes    |_| No    If yes, please give details:
                                                   --------------------------------------------------------------------------------

Have you ever been the subject of an investigation or proceeding by any commodities or          |_|  Yes     |_|  No
securities or self-regulatory body?

If yes, please give details:
                              -----------------------------------------------------------------------------------------------------

Do you have a financial interest in any other trading account at E D & F Man International      |_|  Yes     |_|  No
Inc, or any of its affiliates?

If yes, indicate name and account #:
                                     ----------------------------------------------------------------------------------------------

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                                                          MANAGED ACCOUNT
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Advisor name and address:
                          ---------------------------------------------------------------------------------------------------------

NOTIONAL AMOUNT UNDER MANAGEMENT:                                 FUNDED LEVEL:
                                   ---------------------------                   --------------------------------------------------

NOTE:  A separate Third Party Managed Account Agreement will have to be completed for each adviser.

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E D & F MAN INTERNATIONAL INC                                   C-1                                           NEW ACCOUNT WORKSHEET
                                                                                                                          DEC. 1994

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                                                        NEW ACCOUNT WORKSHEET
                                                      Supplemental Information
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                      JOINT ACCOUNT SUPPLEMENTAL INFORMATION (to be completed only if this is a Joint Account)
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If joint ownership, check one of the following:    |_|  Joint tenants with right of survivorship        |_|  Tenants-in-common

All tenants must complete a separate "New Account Worksheet".

Name of Trading Account:
                         ----------------------------------------------------------------------------------------------------------

If joint ownership, list name and address of each owner:

Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------
Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------

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                PARTNERSHIP ACCOUNT SUPPLEMENTAL INFORMATION (to be completed only if this is a Partnership Account)
-----------------------------------------------------------------------------------------------------------------------------------



If partnership account, check one of the following:  |_|  General Partnership   |_|  Limited Partnership

If general partnership, list name and address of each general partner:

Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------
Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------

If limited partnership, provide the following           Number of limited partners:
information:                                                                         ----------------------------------------------

Name and address of each general partner:

Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------
Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------

If limited partnership, does the partnership have an offering circular or prospectus or otherwise hold itself out to

the public as soliciting participation interest in the partnership?     |_|  Yes     |_|  No     If yes, submit copy

of most recent prospectus or offering circular.

Is any general partner registered with the Commodity Futures Trading Commission as a Commodity Pool Operator?   |_|  Yes |_|  No

Is futures trading the principal business of the partnership?   |_|  Yes |_|  No  Principal Business/Occupation:
                                                                                                                 ------------------

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                    CORPORATE ACCOUNT SUPPLEMENTAL INFORMATION (to be completed if this is a Corporate Account)
-----------------------------------------------------------------------------------------------------------------------------------

Date of incorporation:                    State/Country of incorporation:                  Ownership: |_|  Public     |_|  Private
                        --------------                                     -----------
If subsidiary, list name of ultimate parent and indicate whether public/private:                       |_|  Public     |_|  Private
                                                                                 -------------------
Principal Business/Occupation:
                               ----------------------------------------------------------------------------------------------------

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                                                            PENSION PLAN
-----------------------------------------------------------------------------------------------------------------------------------

                                                   (Attach copy of plan document)

Type of plan:       |_|  IRA         |_|  KEOGH           |_|  401K    |_|  Other:
                                                                                   ------------------------------------------------
Trustees:

Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------
Name:                                                   Address:
       ------------------------------------------                ------------------------------------------------------------------

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                                                          ACKNOWLEDGEMENT
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The Customer represents that the foregoing                       CUSTOMER NAME:  AHL Diversified Trading Co. LP.
information is true and correct, and that the                                    -------------------------------
Customer  will notify  E D & F Man  International  Inc           SIGNATURE:
(the "Company") in writing of any material changes.                         ---------------------------------------------
The Company reserves the right to certify the
accuracy of information contained herein and to                  PRINT NAME & TITLE:  By:  Richard Ewan, Vice Pres.
contact such bankers, brokers and others as it deems                                  -----------------------------
necessary.
                                                                 DATE:
                                                                      ---------------------------------------------------

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E D & F MAN INTERNATIONAL INC                                   C-2                                           NEW ACCOUNT WORKSHEET
                                                                                                                          DEC. 1994


                               CUSTOMER AGREEMENT

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In consideration of E D & F Man International Inc. (the "Company") carrying and maintaining one or more accounts (the "Account") of the undersigned customer ("Customer"), as broker for the execution, clearance and/or carrying of transactions for the purchase and sale of futures contracts, commodities, forward contracts, options on futures contracts, forward contracts and commodities and similar interests (collectively "Commodities"), the Customer hereby agrees with the Company as follows:

(1) Definitions. As used in this Agreement, the following terms shall have the meanings as indicated:

(a) "Affiliate" shall mean any corporation, partnership, or other organization which controls, is controlled by, or is under common control with the Company.

(b) "Exchange" shall mean any contract market, exchange, board of trade or other market on or subject to the Rules of which transactions are effected under this Agreement and their respective clearing associations.

(c) "Regulations" shall mean any rule, regulation, ruling or order (including any interpretations thereof) of the Commodity Futures Trading Commission ("CFTC") or any other governmental body (federal, state or local) having jurisdiction.

(d) "Property" shall mean property of every kind and nature, real and personal, including without limitation cash in any currency, securities, Commodities, and any equity in any Account with the Company or any affiliate of the Company.

(e) "Rules" shall mean any provision of the constitution, charter, by-laws, rules, regulations, rulings, interpretations and resolutions, as well as any custom, usage, practice or procedure, of any Exchange or any Self-Regulatory Organization.

(f) "Self-Regulatory Organization" shall mean any commodity or securities self-regulatory organization, including without limitation the National Futures Association, the National Association of Securities Dealers, Inc. and the Municipal Securities Rulemaking Board.

(2) Applicable Rules. The Account and each transaction therein shall be subject to this Agreement, all Regulations, and all Rules of the Exchange where executed and any Self-Regulatory Organization, as any of the foregoing may be modified from time to time. Customer agrees that the Company shall not be liable to Customer for any action taken by the Company to comply with any Rules or Regulations.

(3) Relationship of Parties. Unless the Company indicates otherwise, the Company is acting solely as broker in any transactions made for the Customer. The Company shall have no obligations other than to act in accordance with the instructions of the Customer and to provide the Customer with any information with respect to any position of the Customer (to the extent explicitly required by law or by any applicable Rules or Regulations). The Company shall have no obligation to effect any transaction or (except as directed by the Customer) to close out any position in any Account.

(4) Trading Recommendations. Customer acknowledges that (a) any trading recommendations and market or other information communicated to Customer by any agent or employee of the Company or any affiliate of the Company does not constitute an offer to sell or the solicitation of an offer to buy any financial instrument, security, or Commodities; (b) any such recommendations and information, although based upon information obtained from sources believed by the Company to be reliable, may be incomplete, may not be verified and may be changed without notice to Customer; (c) any such recommendations and information will not serve as the primary basis for Customer's investment or trading decisions; (d) the Company makes no representation, warranty or guarantee with respect thereto or with respect to the tax consequences of Customer's transactions; (e) the Company or one or more of its affiliates (including employees, officers or directors of any thereof) may have positions in and may buy or sell Commodities that are the subject of information or recommendations furnished to Customer, and that the position or transactions of the Company or any such affiliate may not be consistent with the information or recommendations furnished to Customer; and (f) the Company has no responsibility for the recommendation or action of any commodity trading advisor or other party in connection with Customer's Accounts or any transaction therein, and Customer retains full


E D & F MAN INTERNATIONAL INC         C-3                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

-------------------------------------------------------------------------------

responsibility for all trading decisions with respect to such Accounts.

(5) Commissions and Fees. Customer shall pay such brokerage commission rates (at the rates in effect at time of liquidation) and such other charges as the Company and Customer shall agree from time to time (whether or not other customers pay lower commissions or charges) and shall pay any costs or expenses incurred in connection with transactions in any Account, including without limitation any taxes, transaction fees, charges, fines, penalties or other expenses imposed by any Exchange, Self-Regulatory Organization or governmental authority. Debit balances in any Account will be charged with interest at a rate equal to the prime rate as quoted by Chemical Bank from time to time and shall be paid in full by Customer on demand.

(6) Margins and Premiums. Customer shall at all times pay on demand and continuously maintain original and variation margin for Customer's Accounts in such form and amounts as may be required by the Company in its sole discretion, which requirements may exceed those established by Exchange Rules or for other clients and may be changed without prior notice to Customer. Once established, these requirements may apply to existing as well as new positions. Customer shall also promptly pay the premium required in connection with the purchase of any options.

(7) Security. (a) As security for the timely payment and performance in full of all obligations of Customer to the Company or any affiliate of the Company arising in connection with any Account or transaction effected under this Agreement, Customer hereby pledges and assigns to the Company and grants the Company a lien on and security interest in and right of setoff against any and all of Customer's Property in any Account or otherwise in the custody or control of the Company or any affiliate of the Company at any time for any purpose (whether held as margin, for safekeeping or otherwise). Customer will take such actions and execute and deliver such documents as the Company may reasonably require from time to time to perfect the lien and security interest granted hereunder.

(b)   In the event that:

      (i) Customer commences a voluntary case, or an involuntary case is commenced against the Customer, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a receiver, liquidator, trustee, custodian, sequestrator, or other similar official is appointed or takes possession (before or after the commencement of any such voluntary or involuntary case) of Customer or any of its property, or Customer is insolvent, makes a general assignment for the benefit of creditors, or fails generally to pay debts as they become due, or any similar event shall occur;

      (ii) Customer shall take any corporate or other action to effect a dissolution, liquidation, reorganization, winding up of its affair or any similar event;

      (iii) Customer shall fail or refuse to pay margin or any other sum as and when due pursuant to this Agreement or shall breach or default in the performance of any other obligation of Customer under this Agreement;

      (iv) the Company determines, in its sole discretion, with or without regard to market quotations, that any collateral or margins deposited with it to secure any Account of the Customer is inadequate;

      (v)   an attachment is levied against any Account; or

      (vi) the Company determines, in its sole discretion, that it is necessary or appropriate for any other reason; then and in any such event, the Company may at its election (but need not) take any one or more of the following actions (in addition to any other rights or remedies the Company may have at law, in equity, under this Agreement or otherwise);

            (A) sell, exercise, offset or otherwise liquidate any or all securities or Commodities in any Account;

            (B) buy in, offset or otherwise liquidate any or all securities or Commodities short in any Account;

            (C)   buy or sell securities or Commodities, or enter into and/or


E D & F MAN INTERNATIONAL INC         C-4                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

-------------------------------------------------------------------------------

                  liquidate straddle or spread positions, in order to liquidate or reduce the risk associated with carrying any securities or Commodities long or short in any Account;

            (D) cancel any outstanding orders, close out any or all outstanding contracts, close any Account, sell, setoff against or otherwise dispose of any Property of Customer in any Account or in the custody or control of the Company or any affiliate of the Company (whether held as margin or for safekeeping or otherwise) and satisfy any obligation Customer may have to it (either directly or by way of guarantee or suretyship) out of any such Property or the proceeds from the sale or other disposition thereof; and

            (E) exercise all rights and remedies of a secured party under the Uniform Commercial Code and under other applicable law.

Any action referred to herein may be taken without (or following any) demand for margin or additional margin, without notice to Customer (or to the successors or assigns of Customer) of sale or purchase or other notice or advertisement (except such notice as may be required by law) whether or not the ownership interest shall be solely that of Customer or jointly with others (all and each of which demands, advertisements and/or notices are hereby expressly waived). In all cases, a prior demand, call or notice of the time or place of sale or purchase shall not be considered a waiver of the Company's right to sell or to buy without demand, call or notice as herein provided. Any purchase, sale, offset or liquidation of securities, Commodities or other Property may be made in any commercially reasonable manner according to the Company's judgement and in its sole discretion either by direct sale or purchase in the same market and for delivery in the same month, or in another market or another month, or by spread or straddle transactions, and may be made in its sole discretion on any Exchange or other recognized market or elsewhere it deems appropriate. The Company will not be liable for any losses incurred or any damages suffered by Customer in taking any such action, whether or not any such loss or damage is occasioned by negligence on its part or on the part of any person acting under its instructions. In the event that the property held and applied by it pursuant to this Agreement is insufficient for the payment in full of all liabilities of Customer due to the Company, Customer shall remain liable for and shall promptly pay the deficit upon demand, together with interest thereon and all costs of collection (including legal fees and expenses).

(c) All Property of the Customer in any Account or otherwise in the custody or control of the Company or any affiliate of the Company at any time for any purpose (whether held as margin, for safekeeping or otherwise) may be delivered to third parties in repurchase transactions, and may be pledged, repledged, hypothecated or rehypothecated, without notice to Customer and without any obligation to pay to Customer, or to account to Customer for any interest, income or benefits that derived therefrom, and may be deposited in the Company's general bank account and commingled with property of any other person, in any manner consistent with applicable laws, Rules and Regulations.

(8) Making Delivery; Liquidation Instructions. Customer agrees to give the Company timely notice immediately if Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested by the Company, Customer shall satisfy the Company that Customer can fulfill its obligations to make or take delivery and shall furnish the Company with property deliverable by Customer under any contract in accordance with the Company's directions. The Company shall not have any obligation to exercise any long option contract unless Customer has furnished the Company with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract. If the Company sells any property at Customer's direction and Customer fails for any reason to supply the Company with such property, the Company may (but shall not be obligated to) borrow or buy for Customer any property necessary to make such delivery.

(9) Reports of Execution. Customer agrees that reports of execution of orders sent by the Company to Customer shall be binding and conclusive on Customer unless, in the case of an oral report, Customer objects at the time the report is received by Customer or its agent; and in the case of a written report, Customer objects in writing prior to the


E D & F MAN INTERNATIONAL INC         C-5                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

-------------------------------------------------------------------------------

opening of trading on the business day following the day Customer has received the report. In addition, if after Customer has placed an order with the Company and has not received a written or verbal confirmation thereof in accordance with the Company's practice, Customer immediately shall notify the Company thereof. If Customer fails to notify the Company as set forth in this section, Customer agrees that Customer conclusively shall be deemed estopped to object and to have waived any objection to the Company's execution or failure to execute any transaction. However, nothing contained in this section shall bind either the Company or Customer with respect to any transaction or price reported in error.

(10) Handling of Orders. The Company may use, in its sole discretion, such equipment, methods and procedures in connection with the transmission, handling and processing of orders from Customer as the Company may deem to be advisable. The Company, for and on behalf of Customer, is authorized and directed in its sole discretion to select floor brokers and, on markets where the Company is not a clearing member, clearing brokers which will act as Customer's broker and agent in the execution, clearing and/or carrying of transactions for Customer, which brokers may be affiliates of the Company or may be non-affiliated agents, and the Company shall be responsible only for using good faith and reasonable care in the initial selection of such brokers. Unless the Company and Customer have entered into a separate written agreement for "give-ups", the Company in its sole discretion, may, but shall not be obligated to, accept from other brokers contracts executed by such brokers on an Exchange for Customer and proposed to be given-up to the Company for clearance and/or carrying in the account.

(11) Communications; Recordings. All reports of transactions, statements, notices and other communications to Customer under this Agreement may be transmitted to the address, telephone number, or telecopy number, specified by Customer, or to such other address, telephone number or telecopy number, as the Customer may hereafter specify by written notice. All such reports, statements, notices and other communications shall be deemed delivered when telephoned, or when delivered in person, or when deposited in the United States mail, or when received by a transmitting agent for telecopy or other electronic transmission, whether or not actually received by Customer. Customer consents to the electronic recording of any or all telephone conversations with the Company (without automatic tone warning devices), and the use of same in any action or proceeding arising out of this Agreement.

(12) Currency Exchange Rates. If any transaction is effected in a foreign currency, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for the account and risk of Customer. All margin deposits shall be made in United States currency, unless the Company requests any such deposit in the currency of some other country, in which case such deposit shall be made in such currency. When any position is liquidated, the Company shall debit or credit the account of Customer in United States currency at the rate of exchange determined by the Company in its sole discretion on the basis of the then prevailing money rates for such foreign currency, unless Customer shall have given the Company specific written instructions to make such debit or credit in the foreign currency involved.

(13) Funds on Deposit in Non-U.S. Banking Institutions. Funds of Customer trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if Customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to Customer. Such accounts may also be subject to foreign currency exchange rate risks.

Customer authorizes the deposit of funds into such foreign depositories. For Customer domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other Customer funds, if Customer has funds held outside the United States, Customer further agrees that its claims based on such funds will be subordinated in the unlikely event both of the following conditions are met: (1) Customer's futures commission merchant is placed in receivership or bankruptcy; and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which Customer has a claim to satisfy all claims against those funds.


E D & F MAN INTERNATIONAL INC         C-6                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

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Customer agrees that if both of the conditions listed above occur, Customer's claim against the Company's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may Customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of the Company.

(14) Emergency Actions. In addition to any other rights and remedies the Company may have under this Agreement, any Regulations or any Rules, the Company is authorized to take such steps as it, in its sole discretion, considers necessary or appropriate in the event any Exchange, Self-Regulatory Organization or governmental authority orders emergency or other action, including without limitation steps to liquidate securities, Commodities or other Property carried in an Account of the Customer, or transferring any such securities, Commodities or other Property of the Customer to another firm.

(15) Position Limits. The Company at any time in its sole discretion may limit the number of positions which Customer may maintain or acquire through the Company and may decline to accept any orders or exercise notices, require that positions in Customer's Accounts be transferred to another firm and liquidate any such positions not so transferred upon demand. Customer agrees not to exceed any position limits established by the CFTC or any Exchange, whether acting alone or with others, and to promptly advise the Company if Customer is required to file any reports on positions.

(16) Customer Representations, Warranties and Agreements. Customer represents and warrants to and agrees with the Company that:

(a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby; the execution, delivery and performance of this Agreement by Customer requires no action by or in respect of or filing with any governmental body, agency or official and does not and will not violate a Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgement, decree, order or agreement to which Customer or its property is subject or bound; and Customer (i) if a corporation, is duly organized under the laws of its jurisdiction of incorporation or (ii) if a partnership, is duly organized pursuant to a written partnership agreement and the general partner executing this Agreement is duly authorized to do so under the partnership agreement;

(b) Neither Customer nor (if Customer is other than an individual) any partner, director, officer or employee of Customer nor any affiliate of Customer is a partner, officer, director, or employee of a futures commission merchant, introducing broker, Exchange or Self-Regulatory Organization or an employee or commissioner of the CFTC, except as previously disclosed in writing to the Company;

(c) Except as disclosed in writing to the Company, (i) customer is not a commodity trading advisor or a commodity pool operator or is exempt from registration under the rules of the CFTC and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer; and

(d) Customer has furnished true, complete and correct information concerning the Account and its financial condition, shall advise the Company of any material change in its financial condition and agrees that the Company may cause an investigation to be made concerning its credit standing and reputation;

(17) CFTC Regulations. Customer is aware that CFTC Regulation ss.1.35(a-2)(2) requires Customer to create, retain and produce upon the request of the CFTC, the United States Department of Justice and the applicable exchange documentation of cash transactions underlying exchanges of futures for cash commodities or exchanges of futures in connection with cash commodity transactions and, if Customer effects any such exchange of futures, it will fully comply with Regulation ss.1.35(a-2)(2). If Customer maintains separate Accounts in which, pursuant to CFTC Rule 1.46(d)(6), offsetting positions are not closed out, Customer understands that, if held open, offsetting long and short positions in the separate Accounts may result in the charging of additional margins although offsetting positions will result in no additional market gain or loss. If a foreign person,


E D & F MAN INTERNATIONAL INC         C-7                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

-------------------------------------------------------------------------------

Customer acknowledges being informed by the Company that (i) CFTC Regulation
15.05 designates a futures commission merchant ("FCM") such as the Company, as the agent of foreign brokers, customers of foreign brokers, and foreign traders for certain purposes, and (ii) CFTC Regulation 21.03 authorizes the CFTC to request, when unusual market circumstances exist, certain account information from domestic FCM's as well as foreign brokers and traders.

(18) Extraordinary Events. Customer shall have no claim against the Company or any of its Affiliates for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by (a) any law, Regulation, Rule or court order, (b) suspension or termination of trading, (c) war, civil or labor disturbance, (d) delay or inaccuracy in the transmission or reporting of orders due to a breakdown or failure of transmission or communication facilities, (e) failure or delay for any reason of any broker selected by the Company on behalf of Customer to fulfill its obligations or to pay in full amounts owed to the Company in respect to contracts, (f) failure or delay by any Exchange to enforce its rules or to pay to the Company any margin due in respect of Customer's account, (g) failure or delay by any entity which, consistent with Regulations, is holding customer segregated funds, securities or other property, to pay or deliver same to the Company or (h) any other causes beyond the Company's control.

(19) Indemnification. Customer hereby agrees to pay, indemnify the Company, its affiliates and their respective shareholders, directors, officers, employees and agents against, and hold each of the foregoing harmless from, any liability, cost or expense (including without limitation legal fees and expenses, amounts paid in settlement of any claims, interest and any fines or penalties imposed by any Exchange, Self-Regulatory Organization or governmental agency) any of them may incur or be subjected to with respect to any Account of Customer or any transaction or position therein, or as a result of any violation by Customer of any of its obligations under this Agreement. Customer shall pay on demand any cost of collection incurred in collecting any sums owing by Customer under this Agreement and any cost incurred by any of the foregoing in successfully defending against any claims asserted by Customer, in each case including without limitation legal fees and expenses.

(20) Introducing Broker. Customer understands that a party who introduces a customer to an FCM or who places orders on behalf of such customer may be deemed to be the "agent" of that FCM and in such situation, as a matter of law, such FCM may be liable to such customer for any acts and/or omissions of such party. Customer expressly agrees to waive any and all claims, rights or causes of action which Customer has or may have against the Company and its officers, employees and agents arising in whole or in part, directly or indirectly, out of any act or omission of such party.

(21) Automated Trading. The Company, on behalf of Customer, is authorized and empowered to place orders through one or more electronic automated trading systems (each a "System") maintained or operated by an Exchange. In consideration of the Company making one or more Systems, including without limitation GLOBEX services, available, in whole or in part, directly or indirectly, to Customer, Customer agrees that neither the Company, any Exchange, the Chicago Mercantile Exchange ("CME"), the Board of Trade of the City of Chicago ("CBOT"), any other exchange whose products may be traded on the GLOBEX System, the GLOBEX Joint Venture, L.P. ("JV"), P-M-T Limited Partnership, Ceres Trading Limited Partnership, GLOBEX Corporation, Reuters America Inc., nor any other entities controlling, controlled by or under common control with such entities, nor their respective directors, officers or employees, shall be liable for any losses, damages, costs or expenses (including, but not limited to, loss of profits, loss of use, incidental or consequential damages), regardless of the cause, arising from any fault, delay, omission, inaccuracy or termination of services on any System, or the inability to enter, alter, cancel or modify orders, or any other cause in connection with the furnishing, performance, maintenance, or use of or capability to use all or any part of a System, the GLOBEX System, or any JV, CME or CBOT facility or service and Customer agrees not to assert any claims against any of the foregoing with respect thereto. The provisions section shall apply regardless of whether Customer's claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligation or otherwise.

(22) Jurisdiction, Venue, Waiver of Jury Trial. In any action or proceeding with respect to this Agreement, which is not subject to arbitration as provided in the annexed Arbitration Agreement, Customer hereby submits and agrees to the jurisdiction and venue by the federal, state and local


E D & F MAN INTERNATIONAL INC         C-8                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

-------------------------------------------------------------------------------

courts in the Borough of Manhattan, City and State of New York, waives any and all objections to personal jurisdiction and agrees that process may be served on Customer in any such action or proceeding by United States registered mail directed to the Customer at the address referred to in section 11 or in accordance with the provision of any law or fees applicable to the court in which such action or proceeding is brought with respect to service of process on non-residents. The Customer hereby waives trial by jury in any such action or proceeding under this Agreement.

(23) Termination. This Agreement may be terminated by either party at any time by written notice to the other, provided, however that any such termination shall not affect any transactions theretofore entered into and shall not relieve either party of any obligations in connection with any debit balance or credit balance or other liability or obligation accruing prior to such termination.

(24) Miscellaneous. (a) No provisions in this Agreement shall in any respect be waived or amended, except in writing signed by the party charged with such waiver or amendment, or by written notice delivered by the Company to Customer. If after such delivery Customer places an order or gives instructions with respect to the Account, no waiver or amendment of this Agreement may be implied from any course of dealing between the parties.

(b) This Agreement and the documents annexed hereto constitute the entire agreement between the parties. Customer has not relied on any statements, representations, or understandings not set forth therein.

(c) This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law. No action, regardless of form, arising out of transactions under this Agreement, may be brought by Customer more than one year after the cause of action arose. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall be held invalid or unenforceable by any court, Exchange, Self-Regulatory Organization, arbitrator or arbitration panel, the remainder of this Agreement, or the application of such provision to other persons or circumstances, shall not be affected thereby.

(d) This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns. This Agreement shall be continuous and shall cover each and every account which Customer may open or reopen with the Company and each and every transaction effected or position carried by the Company with or for Customer.

(e) No waiver of any breach of or default under any provision of this Agreement shall be deemed to constitute a waiver of a breach of or default under any other provision of this Agreement or of any other breach of or default under the same provision. Any failure on the Company's part to exercise any right, privilege or remedy under this Agreement, or applicable laws, Regulations or the Rules of any Exchange or Self-Regulatory Organization, and any waiver by the Company of the exercise of any such right, privilege or remedy at any time or with respect to any event, shall not constitute a waiver of its right to exercise that or any other right, privilege or remedy at any other time or with respect to any other event and shall not give rise to any right, privilege or remedy on the part of Customer, it being understood that such rights, privileges and remedies are for the Company's protection. Without limiting the generality of the foregoing, it is understood that the Company's granting Customer an extension of time to meet a demand for margin on any occasion or series of occasions shall not entitle Customer to any other extensions of time with respect to any other demands for margin on any other occasion.

CUSTOMER NAME: AHL Diversified Trading Co. LP
                -----------------------------

SIGNATURE:
           -----------------------------

PRINT NAME & TITLE: By: Richard Ewan
                    ----------------
                    Vice President

DATE:
      -----------------------------------


E D & F MAN INTERNATIONAL INC         C-9                    CUSTOMER AGREEMENT
                                                                      DEC. 1994

===============================================================================



                         AUTHORIZATION TO TRANSFER FUNDS
-------------------------------------------------------------------------------



At any time, in the sole discretion of E D & F Man International Inc. (the "Company"), the Company may, without prior notice to the Customer, apply and/or transfer any of the monies, commodities, securities or other property of the Customer interchangeably among any accounts of the Customer with the Company, or any of its affiliates.


     CUSTOMER NAME:                    AHL Diversified Trading Company L.P.
                                      -----------------------------------------
     By:  E. D. & F Man Investment Products (America) Corp., General Partner
     SIGNATURE:
                                      -----------------------------------------

     PRINT NAME & TITLE:               By:  Richard Ewan, Vice President
                                      -----------------------------------------

     DATE:
                                      -----------------------------------------



===============================================================================


                          PERMISSION TO TAKE OTHER SIDE
-------------------------------------------------------------------------------

The Customer hereby consents to the taking, directly or indirectly, of the other side of any order of the Customer by the Company or any of its affiliated persons (as defined in 17 CFR Section 155.1, as may be amended from time to time), and/or any floor broker acting on behalf of the Company. The Company is authorized to give such consent on behalf of the Customer to any such floor broker.

     CUSTOMER NAME:                    AHL Diversified Trading Company L.P.
                                      -----------------------------------------
     By:  E. D. & F. Man Investment Products (America) Corp., General Partner
     SIGNATURE:
                                      -----------------------------------------

     PRINT NAME & TITLE:               By:  Richard Ewan, Vice President
                                      -----------------------------------------

     DATE:
                                      -----------------------------------------


E D & F MAN INTERNATIONAL INC         C-10                       AUTHORIZATIONS
                                                                      DEC. 1994

================================================================================


                              ARBITRATION AGREEMENT
                                   (optional)
--------------------------------------------------------------------------------

The undersigned Customer agrees that any controversy between the Customer and E D & F Man International Inc (the "Company") or any of the Company's affiliates, shareholders, directors, officers, employees or agents (each an "affiliated person") arising out of or relating to the Customer Agreement executed by the Customer or any other document or agreement now or hereafter existing that relates to the Customer accounts with the Company, or any breach of any of them, or any transactions effected pursuant to them, shall be resolved by binding arbitration before a forum chosen in accordance with the following procedure. At such time as the Customer notifies the Company or any affiliated person that the Customer intends to submit a controversy to arbitration, or at such time as the Company or any affiliated person notify the Customer that the Company or any affiliated person intend to submit a controversy to arbitration, the Customer will have the opportunity to choose a forum from a list of three or more qualified forums provided by the Company. If the Customer fails to timely select a forum, the Company or the affiliated person shall have the right to select the forum. A "qualified forum" is an organization whose procedures for conducting arbitrations comply with the requirements of Rule 180.2 of the Commodity Futures Trading Commission ("CFTC").

If the Customer chooses a mixed panel to hear the controversy, the Company or any affiliated person who are parties to such controversy will pay any incremental fees which may be assessed by a qualified forum for provision of a mixed panel, unless the arbitrator(s) hearing the controversy determined that the Customer has acted in bad faith in initiating or conducting the arbitration. A "mixed panel" is an arbitration panel composed of one or more persons, a majority of whom are not members of a contract market or employed by or otherwise associated with a member of a contract market. Any award rendered in any arbitration conducted pursuant to this Agreement shall be final and binding on and enforceable against the Customer in accordance with the laws of the State of New York, and judgement may be entered on any such award by any court having jurisdiction thereof.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE CFTC AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT THE CUSTOMER'S CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, THE CUSTOMER: (1) MAY BE WAIVING ITS RIGHT TO SUE IN A COURT OF LAW; AND (2) IS AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH THE CUSTOMER OR THE COMPANY MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. THE CUSTOMER IS NOT, HOWEVER, WAIVING ITS RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, THE CUSTOMER WILL BE NOTIFIED IF THE COMPANY INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF THE CUSTOMER BELIEVES A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF THE CUSTOMER PREFERS TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDING BEFORE THE CFTC, THE CUSTOMER WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

THE CUSTOMER NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH THE COMPANY (SEE 17 CFR 180.1-180.5)

      CUSTOMER NAME:                     AHL Diversified Trading Company L.P.
                                        ----------------------------------------
      By: E. D. & F. Man Investment Products (America) Corp., General Partner
      SIGNATURE:
                                        ----------------------------------------
      PRINT NAME & TITLE:                By:  Richard Ewan, Vice President
                                        ----------------------------------------
      DATE:
                                        ----------------------------------------


E D & F MAN INTERNATIONAL INC         C-11                ARBITRATION AGREEMENT
                                                                      DEC. 1994

                              CORPORATE CERTIFICATE


Gentlemen:


I am the Secretary of ________________________________________, a corporation organized under the laws of ______________________________ (the "Corporation"). I hereby certify that the following resolutions were duly adopted by the Board of Directors of the Corporation on _________________________ and are now in full force and effect:


RESOLVED THAT:


1. The Customer Agreement and related applications, declarations, certificates, questionnaires and other account documents (collectively, the "Account Agreements") of E D & F Man International Inc (the "Broker"), in the form presented at this meeting, be and hereby are approved, subject, however, to such changes therein as may be approved by the President, any Vice President or such other designated officer of the Corporation, acting singly, such approval to be evidenced by the execution of the Account Agreements by any one of the said officers: that each such officer of the Corporation, acting singly, be and hereby is authorized, empowered and directed to execute and deliver the definitive Account Agreements, in the name and on behalf of the Corporation, and to take all such actions and to execute and deliver all such other agreements, instruments, or documents which the Broker, in its discretion, may require in connection with this Corporation's request to open one or more accounts with the Broker and any transactions involving any such account.


2. The Secretary be and hereby is authorized, empowered and directed, in the name and on behalf of the Corporation, to certify to the Broker the names and signatures of the officers referred to in the preceding resolution and to certify to the Broker that these resolutions have been duly adopted, are in full force and effect and are in accordance with the provisions of the charter, certificate of incorporation, by-laws, resolutions and other organizational documents of the Corporation and all laws, rules, regulations, court or government rulings and orders, contracts and agreements which are or may be binding on the Corporation. I further certify that the following are the names and signatures of the officers referred to in the preceding resolutions, which officers have been duly elected and qualified and now hold the respective offices set forth opposite their names below:


Title                  Full Name                         Signature
-----                  ---------                         ---------

------------------     --------------------------        ----------------------

------------------     --------------------------        ----------------------

3. Any officer of the Corporation or any authorized employee of the Corporation, acting singly, be and hereby is authorized, in the name and on behalf of the Corporation to take all such actions as may be necessary or appropriate in connection with any transaction involving any account of the Corporation with the Broker, including without limitation:

      (A) To give orders to buy, sell, trade and otherwise deal in commodities for immediate delivery or for delivery under the terms of futures, forward or option contracts, on margin or otherwise, or appoint one or more persons to direct trading on behalf of the Corporation;

      (B) To deposit with or withdraw from any such account any Property, as defined in the Customer Agreement;

      (C) To pay all commissions, fees or other charges of the Broker and to deposit any margins or premiums required by the Broker;

      (D) To receive and acquiesce in the correctness of notices, confirmations, requests, demands and communications of every kind;

      (E) To settle, compromise, adjust and give releases with respect to any and all claims, demands, disputes and controversies; and

      (F) To make agreements and take any other action relating to any of the foregoing matters;


and the Broker shall be entitled to act without further inquiry in accordance with any instructions, whether oral or written, that may be given by any one of such persons with respect to any account or transaction of the Corporation.


I further certify that the resolutions set forth above are in accordance with the charter, certificate of incorporation, by-laws, resolutions and other organizational documents of the Corporation and all laws, rules, regulations, court or governmental rulings and orders, contracts and agreements which are or may be binding on the Corporation.


                                          Very truly yours,


                                          -------------------------------------
                                          Signature of Secretary

(Corporate Seal)

                                          -------------------------------------
                                          Print


                                          -------------------------------------
                                          Date


E D & F MAN INTERNATIONAL INC         C-12                CORPORATE CERTIFICATE
                                                                      DEC. 1994

                            PARTNERSHIP AUTHORIZATION
                (To Be Completed By General Partnership Accounts)

===============================================================================

Gentlemen:


The undersigned each hereby certify that we are the general partners of ___________________________________, a partnership organized and existing under the laws of the State of _________________________ (the "Partnership"), and that the Partnership is authorized to trade in futures contracts, commodities, forward contracts, options on futures contracts, forward contracts and commodities and similar interests, (collectively "Commodities").


The undersigned further certify that any one of us is authorized, in the name and on behalf of the Partnership and its partners, including, without limitation:


      (A) To establish and maintain an account with E D & F Man International Inc (the "Company") for the purchase or sale of Commodities for and in the name of the Partnership, and, in connection therewith, to execute the Customer Agreement and all other related account documents which the Company may require;

      (B) To give orders to buy, sell, trade and otherwise deal in commodities for immediate delivery or for delivery under the terms of futures, forward or option contracts, or margin or otherwise;

      (C) To deposit with or withdraw from any such account any Property, as defined in the Customer Agreement;

      (D) To pay all your commissions, fees or other charges and to deposit any margins or premiums required by you;

      (E) To receive and acquiesce in the correctness of notices, confirmations, requests, demands and communications of every kind;

      (F) To settle, compromise, adjust and give releases with respect to any and all claims, demands, disputes and controversies; and

      (G) To make agreements and take any other action relating to any of the foregoing matters;

In consideration of the Company maintaining the account(s) of the Partnership, and agreeing to act as the futures commission merchant for the Partnership, the undersigned each agree that:


      (1) the undersigned are jointly and severally liable to the Company for any and all obligations arising out of transactions in or relating to the account(s) of the Partnership.

      (2) If there is any change in this authorization or if any of the partners withdraw from the Partnership, die or are judicially declared incompetent, one of the undersigned will notify the Company in writing immediately. Until the Company has actually received such written notice, the Company shall be entitled to act in reliance on this authorization. The Partnership will indemnify the Company and hold it harmless from and against any loss suffered or liability incurred in continuing to act in reliance on this authorization prior to its actual receipt of such written notice.

      (3) Upon notice of the withdrawal, death or judicially declared incompetence of any of the partners, the Company is authorized in regard to the account(s) of the Partnership to take such actions as are described in Section 7 of the Customer Agreement executed in the name of the Partnership for the purpose of terminating said account(s) and satisfying any obligation the Partnership may have to it.

      (4) This Authorization shall be considered a part of the Customer Agreement with the Company executed in the name of the Partnership and shall cover, individually and collectively, all accounts of the Partnership at any time opened or reopened with the Company, and shall inure to the benefit of the Company and its successors and assigns.

Any and all past transactions between the Partnership and the Company of the kind provided for by this authorization are hereby ratified and approved.

Dates this ______________________ day of   ___________________________, 19 ___.

General Partners:


-------------------------------------------     --------------------------------
(Name - Please Print)                           (Signature)

-------------------------------------------     --------------------------------
(Name - Please Print)                           (Signature)

-------------------------------------------     --------------------------------
(Name - Please Print)                           (Signature)

-------------------------------------------     --------------------------------
(Name - Please Print)                           (Signature)


E D & F MAN INTERNATIONAL INC         C-13            PARTNERSHIP AUTHORIZATION
                                                                      DEC. 1994

                       CONFIDENTIAL NET WORTH STATEMENT


     The undersigned makes the following representations regarding Net Worth as of the _____ day of _________________________, 19 ___.

                          ASSETS                                                 LIABILITIES & NET WORTH

            Current Assets:                                               Current Liabilities:

                    Cash                 $       _____________                Notes Payable within
                                                                                    One Year          $     _____________
             Treasury Securities                 _____________
                                                                            Other     ____________          _____________
              Listed Securities                  _____________
                                                                                Accounts Payable            _____________
         Notes & Accounts Receivable             _____________

                  Inventory                      _____________

             TOTAL CURRENT ASSETS                _____________                    TOTAL CURRENT
                                                                                   LIABILITIES               _____________

            Real Estate & Furniture              _____________                   Long Term Debt              _____________

         Other        _____________                                                Net Worth                 _____________



                                                                     TOTAL LIABILITIES AND NET WORTH
                 TOTAL ASSETS            $                                                                $
                                             =================                                               =================

                                NOTE: Total Assets must equal Total Liabilities and Net Worth

            Annual Income: Source

                               Salary             ____________________

                           Self Employment        ____________________                    (Sales $______________)

                          Investment Income       ____________________

                                Other             ____________________

                                TOTAL          $
                                                  =====================


                                ACKNOWLEDGEMENT

     The undersigned represents that the foregoing information is true and correct. In the event of any material change in the financial condition as set forth herein, the undersigned agrees to notify E D & F Man International Inc immediately in writing.

                                  CUSTOMER NAME:______________________________
                                      SIGNATURE:______________________________
                             PRINT NAME & TITLE:______________________________
                                           DATE:______________________________



E D & F MAN INTERNATIONAL INC         C-14     CONFIDENTIAL NET WORTH STATEMENT
                                                                      DEC. 1994

                                  TAX STATUS


                                 INTRODUCTION
------------------------------------------------------------------------------

Under the Federal Income Tax Law, the Customer may be subject to certain penalties as well as withholding tax if the Customer has not provided E D & F Man International Inc (the "Company") with the Customer's correct social security or federal taxpayer identification number by completing the Internal Revenue Service Form W-9, which appears below. If the Customer has not provided the Company with the correct number, or a certificate of exemption, the Customer may be subject to backup withholding of taxable interest, dividends and certain other payments. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of income tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Customers who are not citizens or residents of the United States must complete Form W-8 (Certificate of Foreign Status), which appears on page T-2.

----------------------------- --------------------------------------------------------------------- --------------------
Form W-9
(Rev. January 1993)                                   Request for Taxpayer                          Give this form to
Department of the Treasury                  Identification Number and Certification                 the requester.  Do
Internal Revenue Service                                                                            NOT send to IRS.
----------------------------- --------------------------------------------------------------------- --------------------
           Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below.  See Instructions on page 2 if your name has changed).

           -------------------------------------------------------------------------------------------------------------
  Please   Business name (Sole proprietors see instructions on page 2.) (If you are exempt from backup withholding,
  Print    complete this form and enter "EXEMPT" in Part II below).
  or      ---------------------------------------------------------------- ---------------------------------------------
  Type     Address (number and street)                                          List account number(s) here (optional)

          ----------------------------------------------------------------
          City, state, and ZIP code


--------- ------------------------------------------------------------- -------- ---------------------------------------
 Part I               Taxpayer Identification Number (TIN)              Part II          For Payees Exempt From Backup
                                                                                         Withholding (See Exempt
                                                                                         Payees and Payments on page 2)
------------------------------------------ ----------------------------
Enter your TIN in the appropriate box.     Social Security Number
For individuals, this is your social       |_|_|_|_|_|_|_|_|_|                   ---------------------------------------
security number (SSN).  For sole
proprietors, see the instructions on                                             >
page 2.  For other entities, it is your        OR
employer identification number (EIN).
If you do not have a number, see How To                                          ---------------------------------------
Obtain a TIN below.                        Employer Identification               Requester's name and address (optional)
                                           Number

Note:  If the account is in more than      |_|_|_|_|_|_|_|_|_|_|_|
one name, see the chart on page 2 for
guidelines on whose number to enter.
------------------------------------------------------------------------------------------------------------------------
Certification. - Under penalties of perjury, I certify that:
1.  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.  I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been
notified by the Internal Revenue Service that I am subject to backup   withholding as a result of a failure to report
all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
Certification instructions. - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.  For real estate transactions, item 2 does not apply.  For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.  (Also see Signing the Certification on page 2).
-------------- -------------------------------------------------------- ------------------------------------------------
Sign
Here           Signature                                                Date:
-------------- -------------------------------------------------------- ------------------------------------------------

Section references are to the Internal Revenue Code.


Purpose of Form. - A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

Note: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

How To Obtain a TIN. - If you do not have a TIN, apply for one immediately, To apply, get Form SS-5, Application for a Social Security Card (for individuals from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

     To complete Form W-9, if you do not have a TIN, write "Applied for" in the space for the TIN in Part I, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a TIN and furnish it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester. For reportable interest or dividend payments, the payer must exercise one of the following options concerning backup withholding during this 60-day period. Under option (1), a payer must backup withhold on any withdrawals you make from your account after 7 business days after the requester receives this form back from you. Under option (2), the payer must backup withhold on any reportable interest or dividend payments made to your account, regardless of whether you make any withdrawals. The backup withholding under option (2) must begin no later than 7 business days after the requester receives this form back. Under option (2), the payer is required to refund the amounts withheld if your certified TIN is received within the 60-day period and you were not subject to backup withholding during that period.


Note: Writing "Applied for" on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

What Is Backup Withholding? - Persons making certain payments to you after 1992 are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding."

Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, no employee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

1.  You do not furnish your TIN to the requester, or

2.  The IRS notifies the requester that you furnished an incorrect TIN, or

3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See Payee and Payments Exempt Form.



E D & F MAN INTERNATIONAL INC                T-1                    TAX STATUS
                                                                     DEC. 1994

Form W-8                                      Certificate of Foreign Status
(Rev. November 1992)
Department of the
Treasury
Internal Revenue
Service
---------- -----------------------------------------------------------------------------------------------------------
            Name of owner (if joint account, also give owner's name.) (See Specific Instructions.)
  Please
  print
  or
  type

           -----------------------------------------------------------------------------------------------------------
            Permanent address (See Specific Instructions.) (Include apt. or suite no.)



           -----------------------------------------------------------------------------------------------------------
            City, province or state, postal code and country



           -----------------------------------------------------------------------------------------------------------
            Current mailing address, if different from permanent address (include apt. or suite no., or P.O. box if mail is not delivered to street address.)



           -----------------------------------------------------------------------------------------------------------
            City, town or post office, state, and ZIP code (if foreign address, enter city, province or state, postal code, and country.)


--------------------------------- ----- ------------------- ---------------- -------------------- --------------------
List account information here     >     Account number      Account type     Account number       Account type
(Optional, see Specific
Instructions)
--------------------------------- ----- ------------------- ---------------- -------------------- --------------------
Notice of Change in Status. - To notify the payer, mortgage interest recipient, broker, or barter exchange
that you no longer qualify for exemption, click here                                                         > |_|
------------------------------------------------------------------------------------------------------------ ---------
    Please       Certification. - (Check applicable box(es)).  Under penalties of perjury, I certify that:
     Sign
     Here
                 |_|    For INTEREST PAYMENTS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

                 |_|    For DIVIDENDS, I am not a U.S. citizen or resident (or I am filing for a foreign corporation, partnership, estate, or trust).

                 |_|    For BROKER TRANSACTIONS or BARTER EXCHANGES, I am an exempt foreign person as defined in the instructions below.

                 >
                        -------------------------------------------------------------------- ---- --------------------
                        Signature                                                                 Date
---------------- ------ -------------------------------------------------------------------- ---- --------------------

General Instructions

(Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose

Use Form W-8 or a substitute form containing a substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules.

Caution: Form W-8 does not exempt the payee from the 30% (or lower treaty) non-resident withholding taxes.

Nonresident Alien Individual

For income tax purposes, ..."nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:

o The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or

o The individual was physically present in the United States on:

     (1) at least 31 days during the calendar year, and

     (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

     See Pub. 519, U.S. Tax Guide for Aliens, for more information on resident and nonresident alien status.

Note: If you are a nonresident alien individual married to a U.S. citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S. resident and may not use Form W-8.

Exempt Foreign Person

For purposes of this form, you are an "exempt foreign person" for a calendar year in which:

     1. You are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,

     2. You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and

     3. You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

     If you do not meet the requirements of 2 or 3 above, you may instead certify on Form 1001, Ownership, Exemption, or Reduced Rate Certificate, that your country has a tax treaty with the United States that exempts your transactions from U.S. tax.

Filing Instructions

When To File. - File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue Service (see Backup Withholding below). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.

Where To File. - File this form with the payer of the qualifying income who is the withholding agent (see Withholding Agent on page 2). Keep a copy for your own records.

Backup Withholding

A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 20% of each payment or transaction. This is called backup withholding.

Note: On January 1, 1993, the backup withholding rate increases from 20% to 31%.

     Reportable payments subject to backup withholding rules are:

o Interest payments under section 6049(a).

o Dividend payments under sections 6024(a) and 6044.

o Other payments (i.e., royalties and payments from brokers and barter exchanges) under sections 6041, 6041A, 6045, 6050A, and 6050N.

     If backup withholding occurs, an exempt foreign person who is a nonresident alien individual may get a refund by filing Form 1040NR, U.S. Nonresident Alien Income Tax Return, with the Internal Revenue Service Center, Philadelphia, PA 19255, even if filing the returns is not otherwise required. (Continued on back)



E D & F MAN INTERNATIONAL INC                T-2                    TAX STATUS
                                                                     DEC. 1994

U.S. Taxpayer Identification Number

The Internal Revenue law requires that certain income be reported to the Internal Revenue Service using a U.S. taxpayer identification number (TIN). This number can be a social security number assigned to individuals by the Social Security Administration or an employer identification number assigned to businesses and other entities by the Internal Revenue Service.

     Payments to account holders who are foreign persons (nonresident alien individuals, foreign corporations, partnerships, estates or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

     However, foreign persons with income effectively connected with a trade or business in the United States (income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use Form SS-4, Application for Employer Identification Number, available from local Internal Revenue Service offices, or Form SS-5, Application for a Social Security Card, available from local Social Security Administration offices.

Special Rules

Mortgage Interest. - For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

     Mortgage interest is not subject to backup withholding rules, but is subject to reporting requirements under section 6050H. Generally, however, the reporting requirements do not apply if the payer of record is a nonresident alien individual who pays interest on a mortgage not secured by real property in the United States. Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

Portfolio Interest. - Generally, portfolio interest paid to a nonresident alien individual or foreign partnership, estate, or trust is not subject to backup withholding rules. However, if interest is paid on portfolio investments to a beneficial owner, that is neither a financial institution nor a member of a clearing organization, Form W-8 or substitute form is required.

     Registered obligations not targeted to foreign markets qualify as portfolio interest not subject to 30% withholding, but require the filing of form W-8 or substitute form. See Instructions to Withholding Agents on this page for reporting rules.

     See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Corporations, for registered obligations targeted to foreign markets and when Form W-8 or substitute form is not required on these payments.

Bearer obligations. - The interest from bearer obligations targeted to foreign markets is treated as portfolio interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

Dividends. - Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

o 25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

o The corporation was not subject to the branch profits tax because of an income tax treaty (see section 884(e)).

     If a foreign corporation makes payments to another foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

Broker or Barter Exchanges. - Income from transactions with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined on page 1.

Specific Instructions

Name of Owner - If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

U.S. Taxpayer Identification Number. - If you have a U.S. taxpayer identification number, enter your number in this space (see the discussion earlier).

Permanent Address. - Enter your complete address in the country where you reside permanently for income tax purposes.

If you are:         Show the
                    address of:

An individual       Your permanent
                    residence

A partnership or    Principal
corporation         office

An estate or trust  Permanent
                    residence or
                    principal
                    office of any
                    fiduciary

     Also show your current mailing address if it differs from your permanent address.

Account Information (optional). - If you have more than one account (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

     If you have more than one payer, file a separate Form W-8 with each payer.

Signature. - If only one foreign person owns the account(s) listed on this form, that foreign person should sign the Form W-8.

     If each owner of a joint account is a foreign person, each should sign a separate Form W-8.

Notice of Change in Status. - If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

     To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

     Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

     (1) The U.S. taxpayer identification number you have given is correct, and

     (2) The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.

     You may use Form W-9, Request for Taxpayer Identification Number and Certification, to make these certifications.

     If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

False Certificate. - If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

Instructions to Withholding Agents

Withholding Agent. - Generally, the person responsible for payment of the items discussed above to a nonresident alien individual or foreign entity is the withholding agent (see Pub. 515).

Retention of Statement. - Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

Portfolio Interest. - Although registered obligations not targeted to foreign markets are not subject to 30% withholding, you must file Form 1042S, Foreign Person's U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to Form 1042, Annual Withholding Tax Return for U.S. Source Income of Foreign Persons.

                                                    o  U.S. GPO:  1992-315-087

                   ACKNOWLEDGEMENT OF DISCLOSURE STATEMENTS

The undersigned Customer acknowledges that Customer has received, read and understood the disclosure statements contained in the Disclosure Booklet which contains the following disclosure statements:

Important Note:               In addition to your signature below, in accordance with CFTC Rules, kindly acknowledge your receipt of the Risk Disclosure Statement and Options Disclosure Statement by
                              initialing in the space provided.
DISCLOSURE STATEMENT                                          PAGE                      INITIALS
--------------------                                          ----                      --------

Risk Disclosure Statement
(pursuant to CFTC Regulation ss.1.55)                         3                         _________

Part 190 Disclosure Statement for
non-cash margin
(pursuant to CFTC Regulation ss.190.10)                       4                         _________

Options Disclosure Statement including
Addendum thereto
(pursuant to CFTC Regulation ss.33.7)                         5-8

GLOBEX Customer Information and Risk
Disclosure Statement
(pursuant to CME Rule 577)                                    9-12

NYMEX ACCESS Customer Information
and Risk Disclosure Statement
(pursuant to NYMEX Rule 6.22)                                 13-19

CHICAGO BOARD OF TRADE Flexible
Options - Questions and Answers                               20-21

CHICAGO BOARD OF TRADE Project A
Customer Information Statement                                22-23

CHICAGO MERCANTILE EXCHANGE
Average Price System Disclosure                               24-25

CUSTOMER NAME:                  AHL Diversified Trading Company, L.P.
                                -------------------------------------------------------------
By: E. D. & F Man Investment Products (Amer) Corp., General Partner
SIGNATURE:
                                -------------------------------------------------------------

PRINT NAME & TITLE:             By:  Richard Ewan, Vice President
                                -------------------------------------------------------------

DATE:
                                -------------------------------------------------------------

Please tear off and return this signed acknowledgement and retain the rest of the booklet for your records and future reference.



                                                                     OCT. 1995

CUSTOMER ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------

INDICATE THE TYPE OF ACCOUNT YOU WISH TO OPEN:


|_| Corporate    |_| Partnership   |_| Limited Liability Company   |_| Trust   |_| Pension Plan   |_| Other ____________
                                                                                                             (describe)

GENERAL INFORMATION

Name of Applicant
                        ------------------------------------------------------------------------------------------------
Account Title
                    ----------------------------------------------------------------------------------------------------
Address
              ----------------------------------------------------------------------------------------------------------
City                                                          State             Zip             Country
              -----------------------------------------------         ---------       ---------            -------------
Mailing Address
                      --------------------------------------------------------------------------------------------------
(For all statements and notices, if different from above)
City                                                          State             Zip             Country
                ---------------------------------------------         ---------       ---------            -------------
Telephone                                                     Tax I.D. Number
                ---------------------------------------------                     --------------------------------------
Banking Relationships

1.     Name of Bank                                           Address
                          -----------------------------------             ----------------------------------------------
       Bank Contact Person                                    Telephone
                                -----------------------------               --------------------------------------------
2.     Name of Bank                                           Address
                          -----------------------------------             ----------------------------------------------
       Bank Contact Person                                    Telephone
                                -----------------------------               --------------------------------------------

FOR CORPORATE ACCOUNTS

Date of Incorporation                                         State/Country of Incorporation
                           ----------------------------------                                  -------------------------
Principal Place of Business                                   Registered Agent
                                -----------------------------                     --------------------------------------
Ownership:  |_|  Public     |_|  Private
If a subsidiary, list ultimate parent and indicate whether public or private
                                                                             -------------------------------------------
Principal business/occupation
                                   -------------------------------------------------------------------------------------

FOR PARTNERSHIP OR LIMITED LIABILITY COMPANY ACCOUNTS ("L.L.C.")
Is this a |_| general partnership, |_| limited partnership or |_| L.L.C.?

List all general partners or managing members:

1.     Name                                                   Address
                 --------------------------------------------            -----------------------------------------------
2.     Name                                                   Address
                 --------------------------------------------            -----------------------------------------------
3.     Name                                                   Address
                 --------------------------------------------            -----------------------------------------------
4.     Name                                                   Address
                 --------------------------------------------            -----------------------------------------------

Principal business/occupation of applicant
                                               -------------------------------------------------------------------------
Does the applicant have an offering circular or prospectus, or otherwise solicit participation?  Yes |_|   No |_|

If yes, please submit a copy of the most recent prospectus or offering circular.

Is any general partner or managing member registered with the Commodity Futures Trading Commission as a Commodity Pool
Operator?  Yes |_|  No |_|

If a limited partnership or L.L.C., how many limited partners or members are there?
                                                                                    ------------------------------------

FOR TRUST ACCOUNTS
1.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------
2.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------

CUSTOMER ACCOUNT APPLICATION
-------------------------------------------------------------------------------------------------------------------
FOR TRUST ACCOUNTS (continued)
                  -------------------------------------------            -----------------------------------------------
3.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------
4.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------

FOR PENSION PLAN ACCOUNTS

Type of plan:  |_| IRA   |_| Keogh   |_| 401k  |_| Other (specify):
                                                                        ------------------------------------------------
If "Other", are there any employee contributions in the plan?  Yes     No

List Trustee(s):

1.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------
2.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------
3.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------
4.     Trustee                                                Address
                  -------------------------------------------            -----------------------------------------------

CONFIDENTIAL CUSTOMER INFORMATION

1.     Previous futures investment experience?  Yes |_|  No |_|       If yes, how many years?
                                                                                                 -----------------------
       Name                                            Location                                Active?  Yes    No
                  ------------------------------------             ---------------------------
       Name                                            Location                                Active?  Yes    No
                  ------------------------------------             ---------------------------

2.     Are you registered with the Commodity Futures Trading Commission and/or the National Futures
       Association?         Yes      No

       If yes, indicate in what capacity:  |_| FCM  |_| CPO |_| CTA  |_| IB  |_| Other
                                                                                       ---------------------------------
3.     Are you a member of any futures exchange?   Yes |_|  No |_| If yes, which?
                                                                                      ----------------------------------
4.     Have you ever been involved in any litigation or arbitration with another broker or dealer?   Yes |_|    No |_|
       If yes, please give details:
                                    ------------------------------------------------------------------------------------
5.     Have you ever been the subject of an investigation or proceeding by any futures or securities regulatory or self-
       regulatory body?  Yes |_|  No |_| If yes, please give details:
                                                                    ----------------------------------------------------
6.     Do any other person(s) or entities:

       A)    Control the trading of this account?  Yes |_|  No |_| (If yes, please complete the "Discretionary Trading
             Authorization" form)

       B)    Have a financial interest in this account?  Yes |_|  No |_| (If yes, please provide details):
                                                                                                         ---------------
7.     Do you or does this account control or have an interest in the trading of any other commodity account at this firm?
       Yes |_|    No |_|

       If yes, list account numbers and names:
                                                      ------------------------------------------------------------------
       At any other firm?   Yes |_|   No |_| (If yes, give firm name):
                                                                      --------------------------------------------------
8.     Are you?

       A)    Related to any person associated with or employed by E. D. & F. Man International Inc.?    Yes |_|     No |_|

             (If yes, describe briefly:
                                             ---------------------------------------------------------------------------
       B)    Now or within the past three years a member, partner, officer or employee of any brokerage firm,
             commodity or security exchange or regulatory agency?  Yes |_|  No |_|  If yes, describe:
                                                                                                    --------------------
       C)    An NFA or NASD member?  Yes |_|   No |_|  If yes, describe:
                                                                              ------------------------------------------
9.     Are you familiar with and do you understand:

       A)    The leverage provided in futures and options trading?  Yes |_|    No |_|

       B)    The substantial risk of loss in futures and options trading, including the possibility of incurring a
             debit balance in your account?  Yes |_|    No |_|

       C)    E. D. & F. Man International Inc.'s margin policy as set forth in paragraph 3 of the Customer Agreement?
             Yes |_|   No |_|

CUSTOMER ACCOUNT APPLICATION
-------------------------------------------------------------------------------------------------------------------

10.     What is your trading objective?  |_| Speculation   |_| Hedging     (If hedging, please complete the "Hedge
        Account Agreement & Instructions" form.)

11.     The undersigned makes the following representations regarding Stockholders' Equity as of the _____ day of
        __________, 19_____:

Assets                                                        Liabilities and Stockholders' Equity
------                                                        ------------------------------------
Current Assets                                                Current Liabilities

    Cash                                 $                        Accounts payable                  $
                                              ---------------                                            ---------------
    Marketable securities                                         Notes payable
                                              ---------------                                            ---------------
    Accounts receivable                                           Current maturities of LT debt
                                              ---------------                                            ---------------
    Inventories                                                   Accrued liabilities
                                              ---------------                                            ---------------
    Prepaid expense                                               Other liabilities
                                              ---------------                                            ---------------
    Other
                                              ---------------

        TOTAL CURRENT ASSETS                                          TOTAL CURRENT LIABILITIES
                                              ---------------                                            ---------------

    Net property, plant & equipment                                 Deferred income taxes
                                              ---------------                                            ---------------
    Other intangibles                                               Long-term debt
                                              ---------------                                            ---------------
    Investments                                                     Other LT liabilities
                                                                                                         ---------------
    Other assets
                                              ---------------

        TOTAL ASSETS                     $                            TOTAL LIABILITIES             $
                                              ---------------                                           ----------------

                                                              Stockholders' Equity
                                                              --------------------
                                                                  Common Stock                      $
                                                                                                        ----------------
                                                                  Additional paid in capital
                                                                                                        ----------------
                                                                  Retained earnings
                                                                                                        ----------------

                                                                  Total stockholders' equity
                                                                                                        ----------------

Note:  Total Assets must equal Total Liabilities and              TOTAL LIABILITIES &
Stockholders' Equity                                              STOCKHOLDERS' EQUITY
                                                                                                        ----------------

Income Statement
----------------
Revenues
                                    -------------------------
Cost and expenses
                                    -------------------------
Operating income
                                    -------------------------

Other income
                                    -------------------------
Net interest
                                    -------------------------
Income taxes
                                    -------------------------
Net income (Profit/(loss)
                                    -------------------------

Note: In lieu of completing this worksheet, a prepared financial statement may be attached if one is available.

Customer represents that the foregoing information is true and correct, and will notify E. D. & F. Man International Inc. ("Company") of any material changes in writing. The Company reserves the right, but has no duty, to verify the accuracy of information provided and to contact such bankers, brokers and others as it deems necessary.

Signature of Customer                        Title               Date
                       ---------------------        ------------      ----------

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

This agreement ("Agreement") sets forth the terms and conditions under which we, E. D. & F. Man International Inc., will open and maintain one or more accounts (collectively, the "account") in your name and on your behalf and otherwise transact business with you. If this account has been introduced to us, all references to us in this Agreement shall include your broker, and your broker shall enjoy all benefits and rights hereunder.

1. PARTIES.

You agree that the parties to this Agreement shall consist of us and you. If this is a joint account (including a community property account), the term "you" refers to each account holder. Except as disclosed in writing to us, no person other than you has any interest in the account. If this is a joint account, each account holder has full authority to act on behalf of the account and you authorize us to follow the instructions of any account holder as if such person were the sole account holder. All obligations arising hereunder are joint and several and may be enforced by us against any or all account holders. Notwithstanding the foregoing, we may require joint action by all account holders with respect to any matter concerning the account, including the giving or cancellation of orders, and the withdrawal of monies, securities or other property. In the event of the death of either or any of the joint account holders, the surviving joint account holder(s) shall immediately give us written notice thereof, and we may, before or after receiving such notice, take such action, require such papers and inheritance or estate tax waivers, retain such portion of and/or restrict transactions in the account as we may deem advisable. The surviving joint account holder(s) and the estate of the deceased joint account holder shall be jointly and severally liable to us for any net debit balance or loss in the account in any way resulting from transactions initiated prior to the receipt by us of the written notice of the death or incurred in the liquidation of the account or the adjustment of the interests of the respective parties.

Laws governing joint ownership of property vary from jurisdiction to jurisdiction. Generally, however, for joint tenants with rights of survivorship, in the event of the death of either tenant, the entire interest in the joint account shall be vested in the surviving joint tenant(s) on the same terms and conditions. For tenants in common, the interest in the tenancy shall be equal unless specified and in the event of death of either tenant, the interest in their share of the tenancy shall vest in the decedent's legal representative. State laws regulating community property vary. Consult your own legal adviser.

2.  APPLICABLE LAW AND REGULATIONS; MARKETS.

All transactions shall be subject to all applicable law and the rules and regulations of all federal, state and self-regulatory agencies including, but not limited to, the Board of Governors of the Federal Reserve System and the constitution, rules and customs of the exchange or market (and clearing house) where executed. Unless you provide us with specific instructions, we may use our discretion in selecting the market in which to place your orders.

3.  DEPOSITS ON TRANSACTIONS.

You agree to maintain, without demand from us, such margin, cash or other acceptable collateral as we in our discretion require from time to time and you agree to pay on demand any debit balances in your account. You will make deposits of such margin or collateral immediately upon our request. You will provide us with any information we may require for immediate confirmation of wire transfers.

4.  SECURITY INTEREST AND LIEN.

As security for the payment of all of your obligations and liabilities to us or any of our affiliates through whom you conduct business, we shall have a continuing security interest in all property in which you have an interest held by or through us or any of our affiliates including, but not limited to, securities, futures contracts, cash commodities, commercial paper, monies, any after-acquired property and all rights you may have against us or any of our affiliates. In addition, in order to satisfy any such outstanding liabilities or obligations, we may, at any time and without prior notice to you, use, apply or transfer any of such securities or property interchangeably (including cash and fully-paid securities). In the event of a breach or default under this Agreement or any other agreement you may have with us or any of our affiliates, we shall have all rights and remedies available to a secured creditor under any applicable law in addition to the rights and remedies provided herein.

5.  DEFAULT.

Should we deem it desirable for our protection, or should we feel insecure, or should you be in breach of or violate any of the terms of this Agreement, we are authorized to declare (and without the necessity of a call for additional capital) you in default under this and any other agreement you may then have with

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

us or our affiliates, whether heretofore or hereafter entered into. In the event of default, each of us and our affiliates reserves the right to sell, without prior notice to you, any and all property in which you have an interest held by or through us or our affiliates, to buy any or all property which may have been sold short, to cancel any or all outstanding transactions and/or to purchase or sell any other property to offset market risk, and to offset any indebtedness or position you may have, including by means of an exchange for physicals transaction, after which you shall be liable to us, for any remaining deficiencies, losses, costs or expenses sustained by us in connection therewith. Such purchases and/or sales may be effected publicly or privately without notice or advertisement in such manner as we may in our sole discretion determine. At any such sale or purchase, we may purchase or sell the property free of any right of redemption. In addition, we shall have the right to set off and apply any amount owing from our affiliates to you against any indebtedness in your account, whether matured or unmatured. You are unconditionally obligated to pay to us the amount of any debit balance in your account, however incurred, at the lesser of the highest rate permitted by applicable law or two percent above the current prime rate as announced from time to time by the banking institutions with which we normally do business.

6.  FEES AND CHARGES.

You understand that we will charge commissions and other fees for clearing, execution, custody or any other service furnished to you and you agree to pay such commissions, fees and interest on monies owed to us at our then-prevailing rates. You understand further that such commissions, fees and interest rates may be changed from time to time. You will also be charged a fee for positions transferred to another broker. We may receive remuneration for directing orders to a particular broker or dealer or market center for execution. Such remuneration is considered compensation to us. We may pay a portion of fees and commissions charged to your Account to third-parties that have introduced your account to us or serviced your account.

7.  MAKING DELIVERY; LIQUIDATION INSTRUCTIONS.

You agree to give us timely notice if you intend to make or take delivery under a contract or to exercise any option contract. If so requested by us, you shall satisfy us that you can fulfill your obligations to make or take delivery and shall furnish us with property deliverable by you under any contract in accordance with our directions. We shall not have any obligation to exercise any long option contract unless you have furnished us with timely exercise instructions and sufficient initial margin with respect to each underlying contract. If we sell any property at your direction and you fail for any reasons to supply us with such property, we may (but shall not be obligated to) borrow or buy for you any property necessary to make such delivery. Under no circumstances shall we be obliged to make any payment or delivery to you except against receipt of payment or delivery by you of monies or other property requested by us.

8.  CONSENT TO LOAN OR PLEDGE.

Within the limits of applicable law and regulations, you hereby authorize us to lend either to ourselves or to others any securities or other property held by us in your margin account together with all attendant rights of ownership, and to use all such property as collateral for our general loans. Any such property, together with all attendant rights of ownership, may be pledged, repledged, hypothecated or rehypothecated either separately or in common with other such property for any amounts due to us thereon or for a greater sum, and we shall have no obligation to retain a like amount of similar property in our possession and control.

9.  REPORTS.

Reports of execution of orders sent by us to you shall be binding and conclusive on you unless, in the case of a verbal report, you object at the time the report is received by you or your agent; and in the case of a written report, you object in writing prior to the opening of trading on the business day following the day you have received the report. In addition, if after you have placed an order with us and have not received a written or verbal confirmation thereof in accordance with our practice, you immediately shall notify us thereof. If you fail to notify us as set forth in this section, you agree that you shall be deemed estopped to object and to have waived any objection to our execution or failure to execute any transaction. Nothing contained in this section, however; shall bind us with respect to any transaction or price reported (whether verbal or in writing) in error or prevent us, upon discovery of any error, or omission, from correcting the error or omission, and putting the account in the same position it would have been in if the error or omission had not occurred.

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

10.  WAIVER, ASSIGNMENT AND NOTICES.

Neither our failure to insist at any time upon strict compliance with this Agreement or with any of the terms hereof nor any continued course of such conduct on our part shall constitute or be considered a waiver by us of any of our rights or privileges hereunder. We may assign this Agreement and your account upon notice to you. Any assignment of your rights and obligations hereunder or interest in any property held by or through us without obtaining the prior written consent of an authorized representative of ours shall be null and void. Notices or other communications, including margin calls, delivered or mailed, including by facsimile or electronic transmission, to the address provided by you, shall, until we have received notice in writing of a different address, be deemed to have been personally delivered to you.

11.  CLEARANCE ACCOUNTS.

If your account is carried by us as clearing agent for an introducing broker, you agree that your broker and its employees are third-party beneficiaries of this Agreement and that the terms and conditions hereof shall be applicable to all matters between or among any of you, your broker and its employees and us and our employees. Unless we receive from you prior written notice to the contrary, we may accept from such other broker, without any inquiry or investigation: (a) orders for the purchase or sale of securities and other property in your account on margin or otherwise; and (b) any other instructions concerning your account or the property therein. You understand and agree that our role is limited to execution, clearing and bookkeeping for transactions made pursuant to instructions from you or your introducing broker, and we generally will not inquire into the circumstances surrounding any transaction for your account. We are not responsible for any acts or omissions of your introducing broker, including, but not limited to, sales practices, trading practices or recommendations. You agree to look solely to such introducing broker for redress of any loss or damage arising out of circumstances other than our own gross negligence or willful misconduct in the execution, clearance or bookkeeping of transactions for your account.

12.  INDEMNIFICATION; COSTS OF COLLECTION.

You agree to indemnify and hold harmless each of us, our affiliates and our respective shareholders, directors, officers, employees and agents from and against any liability, damage, cost or expense (including, without limitation, legal fees and expenses, amounts paid in settlement of any claims, interest and any fines or penalties imposed by any exchange, self-regulatory organization or governmental agency) any of them may incur or be subjected to with respect to you or your Account or any transaction or position therein, or as a result of your violation of any of your representations, agreements or obligations under this Agreement. You agree to pay and authorize us to charge you for any direct or indirect costs of collection, defense and enforcing any of our rights under this Agreement including, but not limited to, interest, legal fees, court costs and other expenses.

13. FREE CREDIT BALANCES; TRANSFER ARRANGEMENTS.

You hereby direct us to use any free credit balance in your account in accordance with all applicable rules and regulations and you authorize us, in our discretion, to transfer any free credit balances and cash in your account daily to a non-regulated account.

14.  RESTRICTIONS.

You understand that we may restrict or prohibit trading in, or close, your account.

15.  CREDIT INFORMATION AND INVESTIGATION.

You authorize us and, if applicable, your broker, in our or their discretion, to make and obtain reports concerning your credit standing and business conduct.

16.  LEGALLY BINDING.

This Agreement shall be binding upon the parties hereto and their respective successors and assigns and supersedes any prior agreements between the parties with respect to the subject matter hereof. You further agree that all purchases and sales shall be exclusively for your account in accordance with your oral or written instructions. You hereby waive any and all defenses that any such instruction was not in writing as may be required by the statute of frauds or any similar law, rule or regulation.

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

17.  AMENDMENT.

You agree that we may modify the terms of this Agreement at any time upon prior written notice to you. By continuing to accept services from us, you will have indicated your acceptance of any such modification. If you do not accept any such modification, you must notify us thereof in writing and your account may then be terminated, but you will still be liable thereafter to us for all remaining liabilities and obligations. Otherwise, this Agreement may not be waived or modified absent a written instrument signed by an authorized representative of ours. No oral agreements or instructions purporting to amend this Agreement will be recognized or enforceable.

18.  SEVERABILITY.

If any provision hereof is or should become or be deemed to be inconsistent with any present or future law, rule or regulation of any court, arbitral body, sovereign government or regulatory body having jurisdiction over the subject matter of this Agreement, such provision shall be deemed to be rescinded or modified in accordance with any such law, rule or regulation. In all other respects, this Agreement shall continue to remain in full force and effect.

19.  EXTRAORDINARY AND OTHER EVENTS.

You shall have no claim against us or any of our affiliates for any loss, damage, liability, cost, charge, expense, penalty, fine or tax caused directly or indirectly by: (a) any law, regulation, rule or order; (b) suspension or termination of trading; (c) war, civil or labor disturbance; (d) delay or inaccuracy in the transmission or reporting of orders due to a breakdown or failure of transmission or communication facilities; (e) failure or delay for any reason of any broker, bank, depository or custodian, to fulfill its obligations or to pay in full amounts owed to us; (f) failure or delay by any exchange or clearing house to enforce its rules or to pay to us any amount due in respect of your account; (g) failure or delay by any entity which, consistent with applicable regulations, is holding customer segregated funds, securities or other property, to pay or deliver same to us; or (h) any other causes beyond our control.

20.  TELEPHONE CONVERSATIONS.

For the protection of both you and us, and as a way of correcting misunderstandings, you hereby authorize us, at our discretion and without prior notice to you, to monitor and/or record (with or without tone warning devices) any or all telephone conversations between you and any of our employees or agents.

21.  ADDITIONAL RIGHTS AND REMEDIES.

The rights and remedies granted herein to us are in addition to any other rights and remedies provided to us in any other agreement you may have with us, and you hereby appoint us as your agent to take any action necessary to perfect ourselves with respect to the security interest granted to us in this Agreement.

22.  AUTHORITY.

You represent that this Agreement has been duly authorized and executed by you and that you have full power and authority to trade futures, physical commodities, currencies, securities and options on the foregoing and related instruments. By signing this Agreement on behalf of an entity, you represent that the entity on whose behalf you are acting is authorized to enter into this Agreement and that you are duly authorized to sign this Agreement in its name.

23.  CUSTOMER'S REPRESENTATIONS AND WARRANTIES.

You represent to us that all information supplied by you in connection with the opening of your account, including the Customer Account Application, is accurate and complete, and that we are legally entitled to rely on such information, and you agree to report promptly to us any material change in such information. You represent to us that you have read and understand all risk disclosure statements that we have provided to you, and understand that all transactions effected for your account are at your risk, and that you are solely liable therefor under all circumstances. You acknowledge that futures trading is only suitable for persons who are financially able to withstand losses. Such losses may substantially exceed margins or other funds you have deposited with us. You agree to inform us immediately if you cease to be willing or financially able to sustain such losses.

24.  PENSION ACCOUNTS.

If you are a Keogh Plan, Pension and Profit Sharing Trust, or other employee benefit plan as defined by Section 3(3) of the Employee Retirement Income Security Act (Collectively a "Plan"; "ERISA"), the undersigned trustee ("Trustee" ) acknowledges that the establishment of the account and all transactions

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

executed through the account are subject to certain restrictions under Section 404(a) of ERISA, including the requirement that such transactions be prudent, that the investments be diversified, and that there are certain transactions which the Plan is prohibited from entering into under Section 406 of ERISA and
Section 4975 of the Internal Revenue Code ("Code"), regardless of whether such transactions are prudent; and Trustee further acknowledges that certain transactions if entered into by the Plan may result in the recognition of taxable income under Section 511 of the Code. Trustee represents and warrants that, with respect to each transaction to be executed through the account, the determination as to whether such transaction complies with the standards of
Section 404 (a) of ERISA, will constitute a transaction prohibited under
Section 406 of ERISA, or Section 4975 of the Code, or will result in the recognition of taxable income, will be made either by Trustee or by another person who has been determined by Trustee to be either a fiduciary or an investment manager properly delegated the authority to make, or to advise the Plan as to, such determinations. Trustee understands and agrees that the individual account plan permits participant-directed investments pursuant to
Section 404(c) of ERISA. In no event shall we have any responsibility or authority to make, or to advise the Plan or Trustee as to, such determinations. Trustee understands and agrees that we are neither a fiduciary nor an investment manager with respect to the Plan as defined in Sections 3(21) and 3(38) of ERISA. Nevertheless, if, contrary to the expectations of the parties, it is ever finally determined that we are a fiduciary or investment manager, our responsibility and authority in acting in such capacity shall be limited to performing our obligations as specifically set forth herein, and Trustee represents and warrants that such allocation of fiduciary responsibility is authorized under the instrument pursuant to which you maintained in accordance with Section 402 (c) of ERISA.

By signing this Agreement, Trustee agrees to indemnify us for any liability which may be imposed on us including, but not limited to, Section 409 of ERISA or any tax which may be assessed against us under Section 4975 of the Code, or any other damage or expense which may be suffered by us by reason of your being subject to the provisions of ERISA, including all costs and expense (including attorneys' fees) incurred by us in defending against the foregoing. The foregoing provision shall also apply to any federal or state fiduciary law governing the investments of employee benefit plans which is supplementary to, or in lieu of, the specific provisions of ERISA referred to herein.

25.  CURRENCY EXCHANGE RATES.

If any transaction is effected in a foreign currency, any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for your account and risk. All deposits shall be made in United States currency, unless we request any such deposit in the currency of some other country, in which case such deposit shall be made in such currency. When any position is liquidated, we shall debit or credit your account in United States currency at the rate of exchange determined by us in our sole discretion on the basis of the then prevailing money rates for such foreign currency, unless you shall have given us specific written instructions to make such debit or credit in the foreign currency involved.

26.  FUNDS ON DEPOSIT IN NON-U.S. BANKING INSTITUTIONS.

Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside the United States or its territories if you are domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which would hinder or prevent the availability of these funds for distribution to you. Such accounts may also be subject to foreign currency exchange rate risks.

You authorize the deposit of funds into such foreign depositories. For customers domiciled in the United States, this authorization permits the holding of funds in regulated accounts offshore only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions.

In order to avoid the possible dilution of other customer funds, if you have funds held outside the United States, you further agree that your claims based on such funds will be subordinated in the unlikely event both of the following conditions are met: (1) Your futures commission merchant is placed in receivership or bankruptcy; and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which you have a claim to satisfy all claims against those funds.

You agree that if both of the conditions listed above occur, your claim against our assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies received its pro-rata portion of such funds. You further agree that in no event may a customer whose funds are held overseas receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of the company.

27.  CFTC REGULATIONS.

You are aware that CFTC Regulation 1.35(a-2)(2) requires you to create, retain and produce upon the request of the CFTC, the United States Department of Justice and the applicable exchange, documentation of cash transactions underlying exchanges of futures for cash commodities or exchanges of futures in connection with cash commodity transactions and, if you effect any such exchange of futures, you will comply with Regulation 1.35(1-2)(2). If you maintain separate accounts in which, pursuant to CFTC Regulation 1.46(d)(6), offsetting positions are not closed out, you understand that, if held open, offsetting long and short positions in the separate accounts may result in the charging of additional margins even though offsetting positions will result in no additional market gain or loss. If you are a non-United States person, you acknowledge that: (a) CFTC Regulation 15.05 designates us as the agent of foreign brokers, customers of foreign brokers, and foreign traders for certain purposes; and (b) CFTC Regulation 21.03 authorizes the CFTC to request, when unusual market circumstances exist, certain account information from us as well as foreign brokers and traders.

28.  AUTOMATED TRADING.

We, on behalf of you, are authorized and empowered to place orders through one or more electronic automated trading systems (each a "System") maintained or operated by an exchange. In consideration of us making one or more Systems, including without limitation GLOBEX services, available, in whole or in part, directly or indirectly, to us, you agree that neither us, any exchange, the Chicago Mercantile Exchange ("CME"), the Board of Trade of the City of Chicago ("CBOT"), any other exchange whose products may be traded on the GLOBEX System, the GLOBEX Joint Venture, L.P. ("JV"), P-M-T Limited Partnership, Ceres Trading Limited Partnership, GLOBEX Corporation, Reuters America Inc., nor any other entities controlling, controlled by or under common control with such entities, nor their respective directors, officers or employees, shall be liable for any losses, damages, costs or expense (including, but not limited to, loss of profits, loss of use, incidental or consequential damages), regardless of the cause, arising from any fault, delay, omission, inaccuracy or termination of services on any System, or the inability to enter, alter, cancel or modify orders, or any other cause in connection with the furnishing, performance, maintenance, or use of or capability to use all or any part of a System, the GLOBEX System, or any JV CME, or CBOT facility or service and you agree not to assert any claims against any of the foregoing with respect thereto. The provisions of this section shall apply regardless of whether your claim arises in contract, negligence, tort, strict liability, breach of fiduciary obligation or otherwise.

29.  ONLINE SERVICES.

If we provide you with access to online brokerage service facilities, you agree to abide by the terms of its service agreement as if the same were set forth in this Agreement. You further agree that any market data or information provided to you will not be broadcast, retransmitted or commercially exploited and you acknowledge that exchanges and markets have a proprietary interest in this data and information.

30. GOVERNING LAW; JURISDICTION AND VENUE; SERVICE OF PROCESS; LIMITATION ON ACTIONS; WAIVER or JURY TRIAL.

In order to induce us to accept this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, you hereby agree to the following:

A. This Agreement is made, upon acceptance by us, in the State of Illinois, and shall be governed by, and the rights and liabilities of the parties shall be determined in accordance with, the laws of the State of Illinois, without regard to any of its conflicts of laws, principles or rules, and by the laws of the United States.

B. If you have not entered into an arbitration agreement or if arbitration is unavailable, all actions or proceedings, whether initiated by you or us, with respect to any controversy arising out of or related to this agreement, shall be litigated only in courts whose situs IS

CUSTOMER AGREEMENT
------------------------------------------------------------------------------

     in the State of Illinois. You hereby submit to die jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division, and any other court of competent jurisdiction whose situs is in Chicago, Illinois* If you bring any arbitration (including, but not limited to, NFA arbitrations), administrative or reparations proceedings against us, you hereby authorize and direct such arbitrators, administrative law judges, or judgment officers to hold any such proceedings in Chicago, Illinois. You hereby waive any right you may have to transfer or change the venue of any litigation you may bring against us, or that such litigation is brought in an inconvenient forum or that forum is improper.

C. You agree to accept court service of process by registered or certified mail addressed to you at the address you provided in your customer application, or to such other addresses as you have supplied to us in writing, and such service shall constitute personal service of process.

D. No judicial, administrative, arbitration or reparations proceeding may be commenced by you or us more than one (1) year after any claim arises, directly or indirectly, out of this Agreement or the transactions contemplated thereby. You hereby waive any statutes of limitation, including, but not limited to, the Commodity Exchange Act's and the National Futures Association's two (2) year limitation on actions.

E.   You hereby waive any right you may have to a trial by jury.

31.  HEADINGS.

     The headings of the provisions hereof are for descriptive purposes only and shall not modify or qualify any of the rights or obligations set forth in such provisions.




CUSTOMER AGREEMENT

     I acknowledge that this is a contractual agreement. I have read it carefully and, by signing, I agree to be bound by every term and condition, including the consents relating to jurisdiction, venue, service and limitations on actions set forth in Paragraph 30. No modification of this Agreement is valid unless accepted by us in writing as provided in Paragraph 17.

Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

SIGNATURE PAGE
-------------------------------------------------------------------------------------------------------------------

ACKNOWLEDGEMENT OF RISK

I hereby acknowledge that I have received, read and understand the CFTC Rule 1.55 Risk Disclosure Statement for
Futures and Options on pages 1 and 2 of the Disclosures Booklet. I also understand that you are relying on me to familiarize myself with any disclosures in the Disclosure Booklet that are or may become applicable to my trading.

Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

AUTHORIZATION TO TRANSFER FUNDS

I authorize you, at any time and without prior notice to me, to transfer any excess funds, equities, securities or other property which you deem necessary between my Regulated Account (i.e. any account in which there are commodity interests governed by the Commodity Exchange Act) and any other account(s) held by me with you or any of your affiliates, in order to reduce or satisfy any margin deficiency or deficit You agree to confirm any such transfer to me in writing, and such confirmation shall be deemed reasonable notice.

Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT; EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

PERMISSION TO CROSS TRADES

I hereby consent to you, your "affiliated persons" (as defined in 17 C.F.R. 155 et seq., as amended) or any floor broker acting on behalf of you or your customers, taking, directly or indirectly, the other side of any order I place with you, in accordance with the rules of applicable futures exchanges. You are authorized to give my consent to any such floor broken

Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT; EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN} IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

CONSENT TO ELECTRONIC TRANSMISSION OF ACCOUNT STATEMENTS (OPTIONAL)

I hereby consent to your sending to me daily confirmation and purchase and sale statements as well as my monthly account statements (collectively "Statements") relating to my account (s), at no additional cost to me, by electronic media rather than by hard copy mailing. I may revoke this consent at any time upon written notice to you.

I wish to receive electronic transmission of my Statements via e-mail at:
                                                                          --------------------------------------------

Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                             --------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT; AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

BACKUP WITHHOLDING AND TRANSACTIONS
REPORTING REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------
COMBINED W-9, W-8 AND 1099-B CERTIFICATIONS

Name
      -------------------------------------------------------------------------------------------------------------
Account Number (to be entered by E. D. & F. Man International Inc.)
                                                                     ----------------------------------------------
Phone Number with Area Code
                             --------------------------------------------------------------------------------------
Address
         ----------------------------------------------------------------------------------------------------------
City                                                   State                      Zip
     ------------------------------------------------        -------------------      -----------------------------
Unless you complete EITHER the W-9 or the W-8 sections (i.e. you fail to furnish us with the correct taxpayer identification number or an exemption certificate as a "Foreign Person"), E. D. & F. Man International Inc. must generally withhold 20% of withdrawals and payments from your account. If this account is exempt from REPORTING on
Form 1099-B, complete the 1099-B section.

---------------------------------------------------------------------------------------------------------------------------

W-9 SECTION               PART I - For United States citizens, legal         PART II - Check the box if you ARE subject to
                          entities, or residents, provide taxpayer           backup withholding under the provisions of
                          identification number. For most individual         Section 3406(a)(1)(C) of the Internal
                          taxpayers the taxpayer identification number       Revenue Code.
                          is the social security number. NOTICE: For
                          individual, joint, custodian and sole
                          proprietorship the social security number is
                          to be used.
                                                                             Check here   |____|
                          Social Security No.___________________________
                                                      OR

                          Employer Identification No.___________________

------------------------- ------------------------------------------------ ------------------------------------------------

1099-B                    CERTIFICATE OF EXEMPTION FROM REPORTING OF SECURITIES AND COMMODITIES TRANSACTIONS
                          Please complete this section if this account is exempt from the Internal Revenue Service regulations which require that E. D. & F. Man International Inc. report the Account's commodity and security transactions on Form 1099-B.
                          Check the category under which exemption is claimed (foreign persons - complete W-8 below):

                           |_| Corporation, Domestic                          |_| Trusts taxed as Corporations
                           |_| Corporation, Foreign                           |_| Bank Common Trust
                           |_| Tax Exempt Entity, Section 501 (a)             |_| Entity registered under Investment
                           |_| Foreign Person (see W-8 section below)             Company Act of 1940
                           |_| Individual Retirement Plan                     |_| Real Estate Investment Trust
                                                                              |_| Other ______________________________

------------------------- ---------------------------------------------- --------------------------------------------------

W-8 SECTION               CHECK HERE |___| IF THIS IS THE ACCOUNT OF AN EXEMPT FOREIGN PERSON MEETING EACH OF THE
                          FOLLOWING REQUIREMENTS:
                          1. You are neither a citizen nor a resident of the United States;
                          2. You  have not been nor  plan to be in the  U.S.  for a period  aggregating  183 or more  days during the calendar year; and
                          3. You do not expect to engage in trade or business in the United  States with  respect to which any gain  derived  from  transactions  effected by the broker  during that  calendar  year is effectively connected.
                          If your mailing address is within the United States, please provide your non-U.S. address below:
                          Street
                                --------------------------------------
                          City                                            Country
                                --------------------------------------            ---------------------------------

------------------------- ----------------------------------------------- -------------------------------------------------

CERTIFICATION             Under penalties of perjury, I certify that the information provided on this form is true, correct and complete for Sections W-9 or W-8 and 1099-B (if applicable).

                          Signature                                         Date
                                    ----------------------------------          --------------------------------------------

CORPORATE RESOLUTIONS
------------------------------------------------------------------------------

I, _______________________________, do hereby certify that I am the duly elected and acting Secretary of __________________________________ (the
"Corporation"), a corporation validly existing under the laws of __________________________________, and I do further certify that the following resolutions were duly adopted by the Board of Directors of the Corporation in accordance with applicable statutes and the Corporation's charter and by-laws, and that such resolutions have not been rescinded and are now in full force and effect.

WHEREAS, the Corporation has full corporate power and authority under its charter, by-laws and the laws of its domicile to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts").

NOW THEREFORE, IT IS RESOLVED AS FOLLOWS:

RESOLVED, that it is in the best interest of this Corporation to engage in trading and otherwise dealing in Contracts; and it is

FURTHER RESOLVED, that the Corporation is hereby authorized to open and maintain, on margin or otherwise, one or more accounts (the "Account") with E.
D. & F. Man International Inc. and its affiliates (collectively the "Company"); and it is

FURTHER RESOLVED, that any Agent (as described below) be, and hereby is, authorized and empowered to give written or verbal instructions to the Company to buy or sell (including the power to sell "short") Contracts, and at all times shall have the authority to bind and obligate the Corporation with respect to any matter which is, in any way, related to the establishment and maintenance of the Account, including, but not limited to, the authority to settle, compromise, adjust and give releases; and it is

FURTHER RESOLVED, that, in order to induce the Company to act as broker and/or dealer on behalf of the Corporation, the opening and maintenance of the Account with the Company and its successors and assigns and the execution and delivery of the Risk Disclosure Statement Acknowledgments, Customer Agreements and any other document related to the opening or maintenance of the Account (collectively "Agreements") is hereby authorized and the President or any Vice President of the Corporation or ______________________________________________
_______ (collectively, the "Agents") is hereby directed to execute such Agreements, and any amendments thereto, by and on behalf of the Corporation and to deliver the same to the Company, the Corporation hereby ratifying all action of any of the Agents taken with regard to the Account; and it is

FURTHER RESOLVED, that the Company is authorized to register any securities in the Account in street name or in such other name as the Company or any of the Agents should deem advisable and to receive for the Account any and all cash, checks, securities or other property delivered to it by any person, firm or corporation for the account of the Corporation; and it is

FURTHER RESOLVED, that the Agents be and each of them hereby is authorized and empowered to withdraw any and all monies, securities, or other property from time to time carried in any accounts of the Corporation or to direct the delivery or payment thereof to any person, firm or corporation designated by any of the Agents, and

The Company is hereby authorized to follow any and all instructions from each of the Agents as to the transfer and/or delivery of any such money, securities or other property and with respect to any transaction on behalf of the Account; and it is

FURTHER RESOLVED, that it is the intention of the Corporation to give the Agents, and each of them, the broadest possible power with respect to the Accounts; and the Corporation agrees to hold the Company harmless against any and all claims, liabilities or expenses (including attorney's fees) that may arise by reason of its following any directions, instructions and orders given to it by any of the Agents in respect of the Account; and it is

FURTHER RESOLVED, that all confirmations of transactions for the Accounts and all notices shall be delivered by the Company in writing or verbally to ___________________________________, his successor or any other person designated in his stead, and such person is or will be someone other than a person authorized to purchase or sell Contracts for or in the name of the Corporation.


------------------------------------------------        ----------------------
Secretary's Signature                                   Date

(AFFIX CORPORATE SEAL)
                                                          (Continued next page)

CORPORATE RESOLUTIONS
------------------------------------------------------------------------------

In addition, in order to induce the Company to accept the Account in the name of this Corporation, this Corporation represents, warrants and agrees as follows:

     (a) In the event the foregoing resolutions are rescinded or amended at any time, or any of the representations and warranties in the Customer Agreement cease to be true and correct at any time, the Corporation will promptly notify the Company at the address for notices set forth in the Customer Agreement.

     (b) The Corporation has not and will not solicit or accept any monies or other property of any kind or nature whatsoever from any person or entity for speculating or trading in Contracts.

     (c) The Corporation agrees to indemnify and hold the Company, its successors and assigns harmless against and from any loss, expense, damage or liability incurred because any of the above representations or warranties shall, at any time, not be true and correct or the above Agreements shall not have been fully performed by the Corporation.

I hereby certify that each of the following officers has been duly elected and authorized to execute this Agreement on behalf of the Corporation and that the signatures are genuine signatures.

President                 Full Name                    Signature
                                    -----------------            ---------------

Vice President            Full Name                    Signature
                                    -----------------            ---------------

------------------------
Title                     Full Name                    Signature
                                    -----------------            ---------------

------------------------
Title                     Full Name                    Signature
                                    -----------------            ---------------


I, in my capacity as Secretary of the Corporation, hereby certify that the foregoing is a full, true and correct copy of the resolutions duly adopted by a unanimous vote of the Board of Directors of the Corporation at a meeting at which all Directors were present and voted; that said resolutions appear in the minutes of said meeting; and that such resolutions have not been rescinded or modified and are now in full force and effect.

__________________________________            _______________________________
Secretary's Signature                                Date



(AFFIX CORPORATE SEAL)

PARTNERSHIP OR L.L.C. AUTHORIZATION
------------------------------------------------------------------------------

In consideration of E. D. & F. Man International Inc. and its affiliates (the "Company") carrying one or more accounts (the "Account") in the name of _______________________ (the "Client") which is either a duly organized (a) partnership of which each of the undersigned is a general partner or (b) limited liability company of which each of the undersigned is a managing member, the undersigned jointly and severally agree that each of the following named persons, to wit _____________________, _________________________
_____________________, _________________________ shall have authority on behalf of the Client account to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise; to receive on behalf of the Client account demands, notices, confirmations, reports, statements of account and communications of every kind, money, securities and property of every kind, and to dispose of the same; to make on behalf of the Client account agreements relating to any of the foregoing matters and to terminate or modify the same or waive any of the provisions thereof; and to deal generally with the Company on behalf of the Client account as fully and completely as if he alone were interested in said account. The foregoing enumeration of authority shall not in any way limit or affect any other authority which any partner may have.

The undersigned shall be jointly and severally liable to the Company for any and all obligations arising out of transactions herein authorized and shall immediately indemnify and hold harmless from and against any and all claims, losses and liabilities which may arise in connection with the Client's account, and any and all liability the Company may incur as a result of acting in accordance with the instructions of the undersigned, including attorneys fees and costs, and agree (1) that any individual property of any of the undersigned that is held by the Company is subject to a security interest in the Company's favor to secure any amounts owing in the Client's account and
(2) that the Company has the right, but not the obligation, to liquidate and apply the proceeds of such other property to the Client's account.

The undersigned further authorize the Company in the event of death or retirement of any of the members of Client or the termination of the Client, to take such proceedings, require such papers, retain such portion of or restrict transactions in said account as the Company in its sole discretion may deem advisable to protect it against any liability, penalty or loss. The Client further agrees that in the event of the death or retirement of any member of the Client the remaining members will immediately cause the Company to be notified of such fact.

The authority herein granted is in addition to any other authority given to the Company by any or all of the undersigned and is a continuing one and shall remain in full force and effect until the Company shall receive at its offices written notice of revocation or modification hereof. The Company may terminate this agreement by written notice to the designated partner or any of the above partners.

In the case of a general partnership, no partners will be added to or deleted from the partnership unless the Company is notified at least ten (10) days in advance of such addition or deletion. Additionally, the undersigned agree and are fully aware that in the event a new partner is admitted to the partnership, then such new partner shall not appear on the books and records of the Company as having any interest in the account of the partnership, nor shall such partner acquire any interest in the account of the partnership until all account forms that the Company requests to be executed by such new partner are executed, received and approved by the Company.

Neither the Company nor any of its employees have engaged in the formation or operation of the Client nor shall the Company or any of its employees be held in any way responsible for the operation or management of the Client's activity other than acting solely as the broker for its account as set forth in the terms of the Client's customer agreement with the Company. Each partner, whether a general or limited partner, or member, as applicable, of the Client is aware of and understands the substantial risks associated with trading and investing in Contracts. Each of the undersigned affirms that each of the partners or members have been fully apprised of the risks of trading Contracts.

Each of the undersigned shall regularly review transaction statements and month-end statements so as to carefully monitor the activity and status of the Client's account, and each of the undersigned shall regularly provide such reports to its respective partners or members. Each of the undersigned will promptly notify the Company in writing of any change of the Client's status, material or otherwise.

General Partner or Managing Member                               Date
-----------------------------------------------------            -----------------------------------------------------
General Partner or Managing Member                               Date
-----------------------------------------------------            -----------------------------------------------------
General Partner or Managing Member                               Date
-----------------------------------------------------            -----------------------------------------------------
General Partner or Managing Member                               Date

PENSION PLAN AUTHORIZATION
------------------------------------------------------------------------------
Please be advised that the undersigned hereby consents to and authorizes the establishment of an account (the "Account") at E. D. & F. Man International Inc or any of its affiliates (the "Company") for the ________________________________________________________ (the "Pension Plan"),
for the purpose of trading in commodity futures contracts and options thereon, commodities, options, forward contracts, securities, equity, debt and related investments (collectively, "Contracts"). The undersigned further represents and warrants that the Pension Plan (a copy of which is attached hereto) contemplates and permits, and does not prohibit, the use of Pension Plan funds in the trading of Contracts. The undersigned has investigated the risk of trading Contracts, and understands that such trading has a high degree of risk. The undersigned hereby certifies that in view of the amount of assets of the Pension Plan and the goals of the Pension Plan, that trading Contracts is prudent The undersigned hereby represents and certifies that the amount of Pension Plan funds to be utilized for futures trading represents no more than one-third of the total amount held in tax qualified retirement funds or ERISA accounts for the Pension Plan. Further, the undersigned agrees to notify the Company immediately if, for any reason, the amount of funds so utilized exceeds one-third of the total amount held in tax qualified retirement funds or ERISA accounts for the Pension Plan. The undersigned also represents and warrants he is authorized to make the investment decisions on behalf of die Pension Plan. Furthermore, the undersigned represents that the Trustee(s) of the Pension Plan are authorized to sign on behalf of the Pension Plan and that only one signatory is required to execute any and all documentation which may be required in order to affect or enter into any investment vehicle.

In addition, the undersigned represents and warrants that, as of the date of this letter, the beneficiaries of the Pension Plan are over 21 years of age. The undersigned also warrants that all future beneficiaries of the Pension Plan shall be bound to the terms of the indemnity provided herein.

The undersigned agrees on behalf of himself and all future beneficiaries to jointly and severally indemnify, protect and hold the Company and its directors, officers, shareholders, employees and affiliates harmless from and against any and all claims, demands, proceedings, suits and actions and all losses (direct, indirect, contingent, consequential or otherwise), judgments and amounts incurred or suffered by the Company resulting from any lawsuit, reparations case, administrative proceeding and/or arbitration arising out of any claim by the Pension Plan or any beneficiary or any individual or entity acting on behalf of any beneficiary or grantor that the Pension Plan was unsuitable for trading Contracts, that the Pension Plan and/or Trustee was not authorized to trade Contracts, that trading Contracts was not prudent, or that the undersigned violated any of the provisions of the Pension Plan as a result of any trading done on behalf of the Account. This indemnity provided for herein shall survive the termination of the Account or relationship contemplated herein.




AGREED AND ACCEPTED BY:

TRUSTEE(S):
                                 ----------------------------------------------


                                 ----------------------------------------------

ADMINISTRATOR OR
CUSTODIAN:
                                 ----------------------------------------------

DISCRETIONARY TRADING AUTHORIZATION/
POWER OF ATTORNEY
------------------------------------------------------------------------------

The undersigned hereby authorizes _______________ as the undersigned's agent and attorney-in-fact (the "Agent" ), with full power and authority to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise, in one or more accounts ("Account") with E. D. & F. Man International Inc. and its affiliates (the "Company").

In all such transactions, as well as management decisions relating to the Account, the Company is hereby authorized to follow the instructions of the Agent; the Agent is authorized to act on behalf of the undersigned in the same manner and with the same force and effect as the undersigned might or could with respect to such transactions, the making and taking of deliveries and with respect to all other things necessary or incidental to the furtherance and/or conduct of the Account.

The Company shall have no liability for following the instructions of the Agent, and the undersigned shall never attempt to hold the Company liable for the Agent's actions or inactions. The undersigned understands that the Company does not, by implication or otherwise, endorse the operating methods of such Agent. The undersigned hereby releases the Company from any and all liability to the undersigned or to anyone claiming through the undersigned with respect to damage, losses or lost profits sustained or alleged to have been sustained as a result of the Company following the Agent's instructions or for any matter arising out of the relationship between the Agent and the undersigned and shall indemnify the Company from any and all losses, damages, liabilities and expenses, of any kind or nature whatsoever, arising therefrom. The undersigned agrees to hold the Company harmless and to indemnify it as to any expense, damage or liability sustained by it with respect to any and all acts and practices of the Agent and attorney-in-fact regarding this account, including all losses arising therefrom and debit balance(s) due thereof.

This authorization is a continuing one and shall remain in full force and effect until revoked by the undersigned, or an authorized person on his behalf, by written notice given to the Company, Attention: Director of Compliance. Such revocation shall become effective only upon the actual receipt thereof by the Company but shall not affect any liability in any way resulting from transactions initiated prior to its receipt. This authorization shall inure to the benefit of the Company, its successors and assigns. The provisions hereof shall be in addition to and in no way shall it limit or restrict any right which the Company may have under any agreement with the undersigned.

In addition, the Company is further authorized and directed to deduct from the undersigned's account and pay the Agent the amount of all management fees, incentive fees, advisory fees and/or brokerage commissions to be paid to the Agent upon the Company's receipt of invoices from the Agent. The undersigned understands that the Agent is solely responsible for the calculation of such fees and commissions and that the Company has no responsibility or obligation to determine or verify the amount or accuracy of such fees and commissions. In addition, the undersigned acknowledges that it is responsible for the administrative give up fees incurred in connection with the execution of orders by various independent floor brokers or executing brokers engaged by the Agent and the undersigned authorizes the Company to deduct such fees from the undersigned's account and pay such fees to the appropriate floor brokers or executing brokers upon receipt of their invoices. The undersigned hereby agrees to indemnify and hold harmless the Company and its affiliates and employees from any loss, damage or dispute arising out of or relating to the calculation and payment of such fees and commissions.

All statements, notices, correspondence and the like generated in this account shall be sent or given to the Agent at the address shown for this account and to the undersigned at the address indicated in the Customer's Account documents, or to such other person or address as the undersigned may hereafter designate in writing.

The undersigned represents that the undersigned has been provided with a disclosure document concerning the Agent's advice (if the delivery of such document is required by law), including any options trading advice or strategies, which the undersigned has read and understood, or the Agent has furnished to the undersigned a written statement, receipt of which the undersigned acknowledges, and which the undersigned has read and understands and a copy of which has been furnished to the Company, explaining the Agent's exemption from registration and disclosure document requirements of the United States Commodity Futures Trading Commission and National Futures Association.

The undersigned understands that there are many strategies that can be used in trading options, some of which have unlimited risk of loss and could result in the undersigned sustaining a total loss of all funds in the account and that the undersigned is liable for any deficit in the account resulting therefrom. Customer acknowledges that Customer has discussed with the Company and the Agent the nature and risks of the strategy to be used in connection with options to be traded for the undersigned's account.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Limited Power of Attorney.


Signature of Customer                                         Title                                Date
                           ----------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------         ----------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------         ----------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

LETTER OF AUTOMATIC TERMINATION
-------------------------------------------------------------------------------------------------------------------

In the event my account(s) with E. D. & F. Man International Inc. are closed for any reason, E. D. & F. Man
International Inc. is authorized to consider this my letter of revocation of the limited power of attorney required by the rules of the various contract markets.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Letter of Automatic
Termination.

Signature of Customer                                         Title                                Date
                           ----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                           ----------------------------------            -------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.


ADVISOR'S AGREEMENT
-------------------------------------------------------------------------------------------------------------------
THIRD PARTY LETTER NFA RULE 2-8(E)

The undersigned ("Advisor"), named in the foregoing Discretionary Trading Authorization/Power of Attorney, has read the Customer Agreement between E. D. & F. Man International Inc. and __________________________________ as Customer
and agrees to abide by all the terms and conditions set forth therein and further agrees to comply with all applicable laws, rules and regulations.

Please check the applicable statement: Advisor |_| has |_| has not furnished Customer with a disclosure document in
accordance with applicable rules and regulations of the Commodity Futures Trading Commission and the National
Futures Association. If Advisor has provided Customer with a disclosure document, a copy of it must be furnished to
E. D. & F. Man International Inc. If a disclosure document has not been furnished to Customer, please indicate below the reasons why Advisor is exempt from registration under the Commodity Exchange Act, as amended, and the rules and regulations promulgated thereunder and is not required to furnish a disclosure document.

_____ a) I have provided advice to 15 or fewer persons during the past 12 months and do not hold myself out generally to the public as a CTA.

_____ b) I am a (1) dealer, processor, broker or seller in cash market transactions or (2) nonprofit, voluntary membership, trade association, or farm organization, who provides advice on the sale or purchase of commodities, and any trading advice is solely incidental to the conduct of my business.

_____ c) I am registered as an associated person and my advice is issued solely in connection with my employment as an associated person.

_____ d) I am a relative of the account holder. My relationship to the account holder is

_____ e) I (We) am (are) a foreign-based entity, located outside the United States, and I (we) only solicit non-US.
persons.

If Advisor is a corporation, partnership or other type of association, attached is a list of all individuals of such corporation, partnership or association who may exercise discretion over the Account:_______________________________


ADVISOR'S SIGNATURE  ________________________________     DATE  _________________  SOCIAL SECURITY # _______________

STREET ADDRESS _____________________________________________________________________________________________________

CITY  __________________________________     STATE  _____________ ZIP  ___________  PHONE NUMBER ___________________

CURRENT EMPLOYER  _____________________________________         TITLE ______________________________________________



                                                         18

HEDGE ACCOUNT AGREEMENT & INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------------

This notification is a continuing one and shall remain in force until canceled in writing by the undersigned.

Commodity Futures Trading Commission Regulation 190.06(d) requires that a commodity broker must provide an opportunity for each customer to specify when undertaking its first hedging contract whether, in the event of the commodity broker's bankruptcy, such customer prefers that open commodity contracts held in a hedging account be liquidated by the Trustee. Accordingly, please indicate below your preference for open contracts in your account if such an event were to occur.

I prefer that, in the event of E. D. & F. Man International Inc's bankruptcy, the Trustee:

|_|  liquidate

|_|  transfer (to another firm as designated)

all open commodity positions in my hedge account. [Note: If neither box is checked, Customer will be deemed to have chosen to have all its hedging positions liquidated.]

All positions taken in this account will be bona fide hedging transactions as described in the Commodity Exchange
Act, as amended, and Regulation 1.3(z) promulgated thereunder. Customer agrees that all transactions and positions executed or carried in this account will be consistent with these provisions as presently construed or as amended from time to time. It is agreed that positions carried in the account will be strictly for hedge purposes, and not for speculation, and that a separate account must be used to accommodate non-hedge trades. It is further agreed that
E. D. & F. Man International Inc. will rely on the representation that all trades made in this account are bona fide hedges and that it shall have no obligation to inquire into or verify the nature of such trades or incur any liability if, in fact, they may not be such.

Positions and transactions carried for this account in the following commodities are for bona fide hedging positions:

Commodities or Products: (1) _______________________________   (2) _____________________________

Maximum Annual Requirements: _____________________________________________________________

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Hedge Account Agreement.

Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN;
IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

PERSONAL GUARANTEE
-----------------------------------------------------------------------------

In order to induce E. D. & F. Man International Inc. (the "Company") to enter into the Customer Agreement with _______________________ ("Customer"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby and, in the case of multiple guarantors, jointly and severally, personally guarantee(s) the prompt, full and complete performance of any and all of the duties and obligations of Customer to the Company and the payment of any and all indebtedness, damages, costs and expenses due the Company by Customer.

-----------------------------------------------------------------------------

This Guarantee shall remain in full force and effect until the termination of the Customer Agreement between Customer and the Company; provided, however, that the undersigned shall not be released from his/her obligations hereunder so long as any claim of the Company against Customer which arises out of, or relates to, directly or indirectly, said Customer Agreement, is not settled or discharged in full.

The undersigned hereby expressly waives (a) notice of acceptance of this Guarantee by the Company, (b) notice of non-performance of Customer of any of its duties or obligations as set forth in the Customer Agreement, (c) notice of any modification to the Customer Agreement or any extension of time granted to the Customer, and (d) all defenses, offsets and counterclaims which the undersigned may at any time have to any claim of the Company against the Customer.

The Company may in its discretion proceed against the undersigned, jointly and severally, to collect any obligation covered by this Guarantee without first proceeding against Customer or any other guarantor. Upon five days notice by the Company, the undersigned shall pay any and all indebtedness, damages, costs and expenses due the Company by Customer and shall perform any and all duties and obligations of Customer to the Company.

This Guarantee shall be construed pursuant to the laws of the State of Illinois without regard to any of its conflicts of laws, principles or rules, and shall inure to the benefit of the Company, its successors and assigns, and shall be binding on the undersigned and his/their heirs and assigns. The undersigned cannot assign this Guarantee without the express written consent of the Company.

Any notice to be given to the undersigned may be sent to the address provided below, whether by mail, telegraph, messenger or otherwise, and shall be deemed given to the undersigned personally whether or not actually received.

All actions or proceedings arising with respect to any controversy arising out of this Guarantee shall be litigated only in courts whose situs is within the State of Illinois and the undersigned hereby submits to the jurisdiction of the courts of the State of Illinois and the jurisdiction of the United States District Court of the Northern District of Illinois, Eastern Division. The undersigned shall accept court service of process by registered or certified mail addressed to the address provided below or such other address as the undersigned has supplied to the Company in writing and such service shall constitute personal service of such process. The undersigned waives any right the undersigned may have to transfer or change the venue of any litigation brought against the undersigned by the Company.

All monies, securities, negotiable instruments, open positions on futures contracts, option premiums, commodities or other property of any kind or nature whatsoever, now or at any future time on deposit with the Company in the undersigned's accounts are hereby pledged with the Company and shall be subject to a security interest in the Company's favor for the discharge of all of the undersigned's obligations hereunder, and the Company may, in its discretion, transfer any of such property from any of the undersigned's accounts to the account of Customer when in the Company's sole discretion and judgment such transfer is necessary or appropriate.

Each of the undersigned acknowledge his understanding that the Company has allowed the Customer to trade his account in reliance upon this Guarantee.

-----------------------------------------------------            -----------------------------------------------------
Signature of Guarantor Individually                              Print Guarantor's Name

-----------------------------------------------------            -----------------------------------------------------
Guarantor's Income                                               Guarantor's Net Worth

-----------------------------------------------------            ---------------    ------------------    ------------
Street Address                                                   City               State                 Zip

-----------------------------------------------------            --------------- -- ------------------ -- ------------
Phone Number (including Area Code)                               Social Security Number

ARBITRATION AGREEMENT
------------------------------------------------------------------------------


(OPTIONAL)

Any controversy between E. D. & F. Man International Inc. ("Broker") and the Customer arising out or relating to Customer's Account(s) shall be, except as provided below, resolved by arbitration in accordance with Part 180 of the regulations promulgated under the Commodity Exchange Act, as amended. If, by reason of any applicable statute, regulation, exchange rule or otherwise, other than the Customer's entitlement to commence reparations proceedings under Section 14 of the Commodity Exchange Act and Part 12 of the Regulations promulgated thereunder (17 CER. Section 12 et seq.), the Customer's advance agreement to submit a controversy to arbitration would not be enforceable by Broken, this provision shall not permit the Customer to enforce Broker's advance agreement to submit to arbitration. Any award rendered in such arbitration shall be final and binding on and enforceable in accordance with the laws of any court having jurisdiction.

At such time that Customer notifies Broker that Customer intends to submit a claim to arbitration or at such time that Broker notifies Customer of Broker's intent to submit a claim to arbitration, Customer will have the opportunity to elect a qualified forum for conducting the proceeding. Within ten business days after receipt of such notice from Customer or at the time Broker so notifies Customer, Broker must provide Customer with a list of organizations whose procedures quality them to conduct arbitration in accordance with Part 180 of the Regulations promulgated under the Commodity Exchange Act, together with a copy of the rules of each forum listed. One of these organizations will be the National Futures Association. Customer's failure to select an organization gives the Broker the right to select an organization.

Broker will pay any incremental fees which may be assessed by a qualified forum for provision of a mixed panel, unless the arbitrators in a particular proceeding determine that the Customer has acted in bad faith in initiating or conducting that proceeding.

THREE FORUMS EXIST FOR THE RESOLUTION OF COMMODITY DISPUTES: CIVIL COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT TO THIS ARBITRATION AGREEMENT BE VOLUNTARY.

BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW; AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR THE BROKER MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT, HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF THE BROKER INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

YOU NEED NOT SIGN THIS AGREEMENT TO OPEN AN ACCOUNT WITH E. D. & F. MAN INTERNATIONAL INC. SEE 17 CFR 180.1-180.5.

The Customer is advised that if the Customer seeks reparations under Section 14 of the Commodity Exchange Act and Part 12 of the Regulations promulgated thereunder and the CFTC declines to institute reparations proceedings, the claims or grievances will be subjected to this Arbitration Agreement and those aspects of the claims or grievances that are not subject to the reparations procedure (i.e. do not constitute a violation of the Commodity Exchange Act or the rules promulgated thereunder) may be required to be submitted to the arbitration or other dispute settlement procedure set forth in this Arbitration Agreement.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Arbitration Agreement

Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN} IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

TRANSFER AUTHORIZATION
------------------------------------------------------------------------------------------------------------------

Instruction to Transfer Account to E. D. & F. Man International Inc.
                                                                    ----------------------------------------------

Account Number(s) at Delivering Broker
                                        -------------------------------------------------------------------------

Delivering Broker
                              -----------------------------------------------------------------------------------
Main Office Address
                              -----------------------------------------------------------------------------------


(I) (We) direct the transfer of the above account(s) to E. D. & F. Man International Inc., subject to its approval and compliance with the applicable laws. The Delivering Broker shall deliver to E. D. & F. Man International Inc.
all open positions and securities held for the above account(s), pay E. D. & F. Man International Inc. any net credit balance, and cancel any outstanding open orders. E. D. & F. Man International Inc. shall notify the
Delivering Broker promptly if the transfer is not approved for any reason. If transfer is approved, E. D. & F. Man
International Inc. shall pay the Delivering Broker any net debit balance.

All parties must sign.

Signature                                                                  Date
              ----------------------------------------------------                     -------------------------

Signature                                                                  Date
              ----------------------------------------------------                     -------------------------

Signature                                                                  Date
              ----------------------------------------------------                     -------------------------

Signature                                                                  Date
              ----------------------------------------------------                     -------------------------



E. D. & F. Man International Inc. Account Number(s)
                                                    ------------------------------------------------------------
                                                    ------------------------------------------------------------



CUSTOMER NAME
              ------------------------------------------------------------------------------------------------------

ADDRESS
              ------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------
              ------------------------------------------------------------------------------------------------------

E D & F MAN

INTERNATIONAL INC

TWO WORLD FINANCIAL CENTER, 27TH FLOOR
NEW YORK, NEW YORK 10281-2700

ONE FINANCIAL PLACE, 20TH FLOOR
440 SOUTH LASALLE STREET, CHICAGO, IL  60605

DISCRETIONARY TRADING AUTHORIZATION/
POWER OF ATTORNEY
------------------------------------------------------------------------------

The undersigned hereby authorizes MAN-AHL (USA) LIMITED as the undersigned's agent and attorney-in-fact (the "Agent"), with full power and authority to enter into contracts for the purchase, receipt, sale (including short sale) and delivery of, whether directly or indirectly through investments in managed investment products or otherwise, commodity futures contracts, commodities, options on commodity futures contracts, physical commodities, including foreign futures and options, forward contracts, securities, equity, debt and related investments (collectively "Contracts") on margin or otherwise, in one or more accounts ("Account") with Man Financial Inc and its affiliates (the "Company").

In all such transactions, as well as management decisions relating to the Account, the Company is hereby authorized to follow the instructions of the Agent; the Agent is authorized to act on behalf of the undersigned in the same manner and with the same force and effect as the undersigned might or could with respect to such transactions, the making and taking of deliveries and with respect to all other things necessary or incidental to the furtherance and/or conduct of the Account.

The Company shall have no liability for following the instructions of the Agent, and the undersigned shall never attempt to hold the Company liable for the Agent's actions or inactions. The undersigned understands that the Company does not, by implication or otherwise, endorse the operating methods of such Agent. The undersigned hereby releases the Company from any and all liability to the undersigned or to anyone claiming through the undersigned with respect to damage, losses or lost profits sustained or alleged to have been sustained as a result of the Company following the Agent's instructions or for any matter arising out of the relationship between the Agent and the undersigned and shall indemnify the Company from any and all losses, damages, liabilities and expenses, of any kind or nature whatsoever, arising therefrom. The undersigned agrees to hold the Company harmless and to indemnify it as to any expense, damage or liability sustained by it with respect to any and all acts and practices of the Agent and attorney-in-fact regarding this account, including all losses arising therefrom and debit balance(s) due thereof.

This authorization is a continuing one and shall remain in full force and effect until revoked by the undersigned, or an authorized person on his behalf, by written notice given to the Company, Attention: Director of Compliance. Such revocation shall become effective only upon the actual receipt thereof by the Company but shall not affect any liability in any way resulting from transactions initiated prior to its receipt. This authorization shall inure to the benefit of the Company, its successors and assigns. The provisions hereof shall be in addition to and in no way shall it limit or restrict any right which the Company may have under any agreement with the undersigned.

In addition, the Company is further authorized and directed to deduct from the undersigned's account and pay the Agent the amount of all management fees, incentive fees, advisory fees and/or brokerage commissions to be paid to the Agent upon the Company's receipt of invoices from the Agent. The undersigned understands that the Agent is solely responsible for the calculation of such fees and commissions and that the Company has no responsibility or obligation to determine or verify the amount or accuracy of such fees and commissions. In addition, the undersigned acknowledges that it is responsible for the administrative give-up fees incurred in connection with the execution of orders by various independent floor brokers or executing brokers engaged by the Agent and the undersigned authorizes the Company to deduct such fees from the undersigned's account and pay such fees to the appropriate floor brokers or executing brokers upon receipt of their invoices. The undersigned hereby agrees to indemnify and hold harmless the Company and its affiliates and employees from any loss, damage or dispute arising out of or relating to the calculation and payment of such fees and commissions.

All statements, notices, correspondence and the like generated in this account shall be sent or given to the Agent at the address shown for this account and to the undersigned at the address indicated in the Customer's Account documents, or to such other person or address as the undersigned may hereafter designate in writing.

The undersigned represents that the undersigned has been provided with a disclosure document concerning the Agent's advice (if the delivery of such document is required by law), including any options trading advice or strategies, which the undersigned has read and understood, or the Agent has furnished to the undersigned a written statement, receipt of which the undersigned acknowledges, and which the undersigned has read and understands and a copy of which has been furnished to the Company, explaining the Agent's exemption from registration and disclosure document requirements of the United States Commodity Futures Trading Commission and National Futures Association.

The undersigned understands that there are many strategies that can be used in trading options, some of which have unlimited risk of loss and could result in the undersigned sustaining a total loss of all funds in the account and that the undersigned is liable for any deficit in the account resulting therefrom. Customer acknowledges that Customer has discussed with the Company and the Agent the nature and risks of the strategy to be used in connection with options to be traded for the undersigned's account.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Limited Power of Attorney.

Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

LETTER OF AUTOMATIC TERMINATION
------------------------------------------------------------------------------

In the event my account(s) with Man Financial Inc are closed for any reason, Man Financial Inc is authorized to consider this my letter of revocation of the limited power of attorney required by the rules of the various contract markets.

Each of the undersigned hereby agrees to the terms and conditions as set forth in this Letter of Automatic Termination.

Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------
Signature of Customer                                         Title                                Date
                          -----------------------------------            -------------------------        ------------

IF A PARTNERSHIP ACCOUNT, EACH GENERAL PARTNER MUST SIGN; IF A CORPORATE ACCOUNT, AN AUTHORIZED OFFICER MUST SIGN; IF AN L.L.C. ACCOUNT, EACH MANAGING MEMBER MUST SIGN; IF A TRUST ACCOUNT, EACH TRUSTEE MUST SIGN.

ADVISOR'S AGREEMENT
THIRD PARTY LETTER NFA RULE 2-8(E)
-------------------------------------------------------------------------------------------------------------------

The undersigned ("Advisor"), named _________________ in the ___________________ Discretionary Trading
Authorization/Power of Attorney has _______ the Customer Agreement between Man Financial Inc and
___________________________________________ as Customer and agrees to abide by all the terms and conditions set forth thereto and further agrees to comply with all applicable laws, rules and regulations.

Please check the applicable statement: Adviser _______________ has not furnished Customer with a disclosure document in accordance with applicable rules and regulations of the Commodity Futures Trading Commission and the National
Futures Association. If Advisor has provided Customer with a disclosure document, a copy of it must be furnished to
Man Financial Inc. If a disclosure document has not been furnished to Customer, please indicate below the reasons why.

______       a)   I have provided advice to 15 or fewer persons during the past 12 months and do not hold myself out generally to the public as a CTA.

______       b)   I am a (1) dealer, processor, broker, or seller in cash market transactions or (2) nonprofit, voluntary membership, trade association, or ______ organization, who provides advice on the sale or purchase of commodities, and any trading advice is solely incidental to the conduct of my business.

______       c)   I am registered as an associated person and my advice issued solely in connection with my employment as an associated person.

______       d)   I am a relative of the account holder.  My relationship to the account holder is ________________.

______       e)   I (We) am (are) a foreign-based entity, located outside the United States, and I (we) only solicit
                  non-U.S. persons.

______       f)   I am operating under a 4.7 exception.

If Advisor is a corporation, partnership or other type of association, attached is a list of all individuals of such corporation, partnership or association who may exercise discretion over the Account:_______________________________


Advisor's Signature                                       Date                     Social Security #
                     -------------------------------            -----------------                   -----------------

Street Address

City                                         State                Zip              Phone Number
      ----------------------------------            -------------      ----------               ----------------------

Current Employer                                                Title
                  -----------------------------------------           ------------------------------------------------